As filed with the Securities and Exchange Commission on February 15, 2001


================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material under Rule 14a-12

                 CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS
                        (formerly DLJ Opportunity Funds)
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:______________________

      (2)   Form, Schedule or Registration Statement No.:______________________

      (3)   Filing Party:______________________

      (4)   Date Filed:______________________

================================================================================

    As filed with the Securities and Exchange Commission on February 15, 2001


================================================================================

                                  SCHEDULE 14A
                                (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material under Rule 14a-12

                   CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS
                           (formerly DLJ Focus Funds)
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:______________________
      (2)   Form, Schedule or Registration Statement No.:______________________
      (3)   Filing Party:______________________
      (4)   Date Filed:______________________

================================================================================

    As filed with the Securities and Exchange Commission on February 15, 2001


================================================================================

                                  SCHEDULE 14A
                                (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material under Rule 14a-12


                    CREDIT SUISSE WARBURG PINCUS SELECT FUNDS
                          (formerly DLJ Select Funds)
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:______________________
      (2)   Form, Schedule or Registration Statement No.:______________________
      (3)   Filing Party:______________________
      (4)   Date Filed:______________________

================================================================================

    As filed with the Securities and Exchange Commission on February 15, 2001


================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material under Rule 14a-2


                            DLJ HIGH YIELD BOND FUND
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
|_|   (1)   Title of each class of securities to which transaction applies:

|_|         --------------------------------------------------------------------
|_|   (2)   Aggregate number of securities to which transaction applies:

|_|         --------------------------------------------------------------------
|_|   (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
|_|   (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
|_|   (5)   Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:______________________
      (2)   Form, Schedule or Registration Statement No.:______________________
      (3)   Filing Party:______________________
      (4)   Date Filed:______________________

================================================================================

                                                                   February 2001


                                 IMPORTANT NEWS

    FOR CREDIT SUISSE WARBURG PINCUS MUTUAL FUNDS (formerly DLJ Mutual Funds)
                                  SHAREHOLDERS

                  While we encourage you to read the full text of the enclosed Joint Proxy Statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

Q&A:  QUESTIONS AND ANSWERS

Q.    WHAT IS HAPPENING?

A. Credit Suisse Group ("Credit Suisse") has acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), including its subsidiary, DLJ Asset Management Group, Inc. ("DLJAM"), your Fund's prior investment adviser, and has combined the investment advisory business of DLJAM with its existing U.S. asset management business, which is managed by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse, with global assets under management of approximately $298 billion. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

      In order for CSAM to continue as investment adviser of your Fund, it is necessary for the Fund's shareholders to approve a new investment advisory agreement. The following pages give you additional information on CSAM and the proposed new investment advisory agreement and certain other matters.

      You are also being asked to elect Trustees of the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds. THE BOARD OF TRUSTEES OF YOUR FUND, INCLUDING THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE FUND OR CSAM, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. WHICH CREDIT SUISSE WARBURG PINCUS MUTUAL FUNDS ARE COVERED BY THE JOINT PROXY STATEMENT?


A. The DLJ High Yield Bond Fund and the following series of the Credit Suisse Warburg Pincus Capital Funds (formerly the DLJ Focus Funds), the Credit Suisse Warburg Pincus Opportunity Funds (formerly the DLJ Opportunity Funds) and the Credit Suisse Warburg Pincus Select Funds (formerly the DLJ Select Funds) are covered by the enclosed Joint Proxy Statement: the Credit Suisse Warburg Pincus High Income Fund (formerly the DLJ High Income Fund), the Credit Suisse Warburg Pincus Municipal Money Fund (formerly the DLJ Municipal Money Fund), the Credit Suisse Warburg Pincus U.S. Government Money Fund (formerly the DLJ U.S. Government Money Fund), the Credit Suisse Warburg Pincus Blue Chip Fund (formerly the DLJ Core Equity Fund), the Credit Suisse Warburg Pincus Small Company Value Fund (formerly the DLJ Small Company Value Fund), the Credit Suisse Warburg Pincus Value Fund (formerly the DLJ Growth and Income Fund), the Credit Suisse Warburg Pincus International Equity II Fund (formerly the DLJ International Equity Fund) and the Credit Suisse Warburg Pincus Technology Fund (formerly the DLJ Technology Fund) (collectively, the "Series"). If you own shares of other series of the Credit Suisse Warburg Pincus Mutual Funds (formerly the DLJ Mutual Funds) that are not referred to in the preceding sentence, you will receive a combined proxy statement and prospectus relating to, among other things, the acquisition of that series by another fund managed by CSAM. That proxy statement will also solicit the vote of shares of the other series of the Credit Suisse Warburg Pincus Mutual Funds with respect to the election of Trustees of the Funds since, as shares of the Funds, those shares are also entitled to participate in the election of Trustees of the Funds.


Q.    WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY
      AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business combinations. Because the acquisition of DLJ on November 3, 2000 caused the then existing investment advisory agreement between your Fund and DLJAM to terminate both pursuant to its terms and the Investment Company Act of 1940, your Board approved an interim investment advisory agreement for the Fund with DLJAM, subsequently assigned to CSAM, which took effect on November 3, 2000 when the acquisition was completed. The interim investment advisory agreements have the same fees as the prior agreements, except that the fee applicable to the Credit Suisse Warburg Pincus International Equity II Fund has been decreased from an annual rate of 1.25% to 1.00% of average daily net assets. The interim investment advisory agreements will continue in effect until the earlier of 150 days from November 3, 2000, which is April 2, 2001, or until you approve a new investment advisory agreement between your Fund and CSAM. CSAM's continuing as investment adviser of your Fund requires shareholder approval of a new investment advisory agreement with your Fund.

Q.    HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?


A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment advisory agreement are the same in all material respects as the current agreement. As more fully explained below, the Board of Trustees of your Fund has approved the retention of new administrators to provide administrative services previously provided by DLJAM and CSAM. If you have more than one Fund in an account in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account. Please vote all issues on each proxy card that you receive. If shareholders do not approve the new investment advisory agreement, the interim investment advisory agreements will terminate and the Board of Trustees of your Fund will take such action as it deems to be in the best interests of your Fund and its shareholders.


Q. WHAT ARE THE BENEFITS OF THE COMBINED DLJ AND CREDIT SUISSE ASSET MANAGEMENT BUSINESS?

A. Credit Suisse believes that the combined DLJ and Credit Suisse asset management business resulting from the acquisition will enhance CSAM's capabilities as a global asset manager. Credit Suisse further believes that the acquisition will enable the combined business to deliver improved services to you and your Fund and that CSAM will fulfill its obligations under the new investment advisory agreement consistent with current practices.

Q. WILL INVESTMENT ADVISORY FEES AND EXPENSES INCREASE AS A RESULT OF THE TRANSACTION?

A.    No.


      However, there will be some changes. Administrative services previously were provided by DLJAM and CSAM without charge to the Series (although DLJAM and then CSAM, was entitled to reimbursement from the Series of the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds pursuant to the previous and interim investment advisory agreements). On February 1, 2001, the Series retained Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC, Inc. ("PFPC") to provide these services for a total rate not to exceed .18% of average daily net assets. However, as explained below, your Series will not bear any additional cost through at least November 3, 2002 as a result of the appointment of the co-administrators of the Series.

      CSAM has agreed to impose limits on the average annualized expense ratio of each of the Series in two ways. First, CSAM has agreed to assume DLJAM's undertaking to limit each Series' average annual operating expenses until October 31, 2001 and, in the case of the Credit Suisse Warburg Pincus Technology Fund, until October 31, 2002. Second, CSAM has agreed to limit average annual expenses from the date of the acquisition of DLJ by Credit Suisse, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of such Series measured over the 60-day period ended on November 3, 2000. As a result, it is not anticipated that there will be any increase in the average annualized operating expense ratio of any of the Series through November 3, 2002 due to the retention of CSAMSI and PFPC as co-administrators. Expenses for the DLJ High Yield Bond Fund are not presently subject to an expense cap.


Q.    HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees of your Fund, including those who are not affiliated with the Fund, DLJ or CSAM, recommend that you vote in favor of all the proposals on the enclosed proxy card(s).

Q.    WHOM DO I CALL FOR MORE INFORMATION?

A. If you need more information, please call D.F. King & Co., Inc., your Fund's proxy solicitor, at 1-800-290-6424.

Q.    HOW CAN I VOTE MY SHARES?

A.    Please choose one of the following options to vote your shares:

      o     By mail, with the enclosed proxy card(s);

      o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Funds' proxy solicitor, at 1-800-290-6424;


      o     By faxing the enclosed proxy card to D.F. King & Co., Inc. Attn:
            Dominic F. Maurillo, at 212-269-2796;

      o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site (please note that this method of voting will not be available to shareholders of the DLJ High Yield Bond Fund); or


      o     In person at the special meeting.

Q. WILL THE FUND PAY FOR THIS PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THESE PROPOSALS?

A.    No, CSAM or its affiliates will bear these costs.

Q.    WHAT HAPPENS IF I OWN SHARES IN MORE THAN ONE FUND?

A. If you have more than one Fund in an account in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account. Please vote all issues on each proxy card that you receive.

                 CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS
                   CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS
                    CREDIT SUISSE WARBURG PINCUS SELECT FUNDS
                                 (800) 225-8011
                            DLJ HIGH YIELD BOND FUND
                                 (888) 649-5711
                              466 Lexington Avenue
                            New York, New York 10017


               --------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on March 23, 2001
               --------------------------------------------------

To our Shareholders:


      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of (i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds." The following proposals will be voted on at the Meeting:


      1. To approve, by separate vote of the shareholders of each Series and of the DLJ High Yield Bond Fund, a new investment advisory agreement as it relates to such Series or Fund permitting Credit Suisse Asset Management, LLC to continue as investment adviser (Proposal No. 1);

      2. To elect Trustees of each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, and the Credit Suisse Warburg Pincus Select Funds (Proposal No. 2); and

      3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      These items are discussed in greater detail in the attached Proxy
      Statement.


      Only shareholders of record at the close of business on January 31, 2001 for the Series and February 9, 2001 for the DLJ High Yield Bond Fund are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                                                   By Order of the
                                                   Boards of Trustees


                                                   /s/ Martin Jaffe
                                                   MARTIN JAFFE
                                                    Secretary
Dated:  February 12, 2001


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY OR SUBMIT YOUR PROXY BY PHONE, FACSIMILE OR OVER THE INTERNET. IF YOU OWN SHARES IN MORE THAN ONE FUND, THERE IS A SEPARATE PROXY CARD FOR EACH FUND YOU OWN. IT IS ESSENTIAL THAT YOU VOTE EACH ENCLOSED PROXY. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.


INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            Registration                           Valid Signatures
            ------------                           ----------------

            Corporate Accounts

            (1)  ABC Corp.                         ABC Corp.
            (2)  ABC Corp.                         John Doe, Treasurer
            (3)  ABC Corp.                         John Doe
                 c/o John Doe, Treasurer
            (4)  ABC Corp. Profit Sharing Plan     John Doe, Trustee

            Trust Accounts

            (1)  ABC Trust                         Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee
                 u/t/d 12/28/78                    Jane B. Doe

            Custodial or Estate Accounts

            (1)  John B. Smith, Cust.
                 f/b/o John B. Smith, Jr. UGMA     John B. Smith
            (2)  John B. Smith                     John B. Smith, Jr., Executor

                 CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS
                   CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS
                    CREDIT SUISSE WARBURG PINCUS SELECT FUNDS
                                 (800) 225-8011
                            DLJ HIGH YIELD BOND FUND
                                 (888) 649-5711
                              466 Lexington Avenue
                            New York, New York 10017


                              ---------------------
                              JOINT PROXY STATEMENT
                              ---------------------


      This Joint Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Boards of Trustees (each, a "Board" and collectively, the "Boards") of (i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) the Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund; and (iv) the DLJ High Yield Bond Fund for use at the Special Meeting of Shareholders (the "Meeting") of each of the Funds to be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond
Fund) at 466 Lexington Avenue, 16th Floor, New York, New York 10017. In this proxy statement, each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds." The purpose of the Meeting and the proposals to be voted on are set forth in the accompanying Notice of Special Meeting of Shareholders.


      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted 'FOR' Proposal Nos. 1 and 2. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Funds. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Funds or by attendance at the Meeting. The Funds' most recent annual and semi-annual reports to shareholders are available upon request without charge by writing to the Funds at the address listed above or by calling the numbers indicated above.

      Approval of Proposal Number 1 for each Series of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds and the Credit Suisse Warburg Pincus Select Funds and for the DLJ High Yield Bond Fund requires an affirmative vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Series or the DLJ High Yield Bond Fund, as the case may be, without regard to class. A "majority of the outstanding voting securities" means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

      Approval of Proposal Number 2 is on a Fund-by-Fund basis and requires a plurality of all of the votes of the appropriate Fund cast at the Meeting.

      The presence in person or by proxy of the holders of a majority of the shares entitled to be cast of a Series, in the case of a Series vote, or of a Fund, in the case of a Fund vote, shall be necessary and sufficient to constitute a quorum for the transaction of business requiring a Series vote or a Fund vote, as the case may be. In the event that a quorum for a particular Series or Fund, as applicable, is not present at the Meeting, the holders of a majority of the shares of that Series or Fund, as applicable, present in person or by proxy will have the power to adjourn the Meeting for that Series or Fund, as applicable, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies that they are entitled to vote 'FOR' or 'AGAINST' any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.


      The close of business on January 31, 2001 for the Series and February 9, 2001 for the DLJ High Yield Bond Fund has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Special Meeting, proxy statement, and form of proxy will be mailed to shareholders of the Series on or about February 15, 2001. On January 31, 2001, the following shares were outstanding and entitled to vote at the Meeting:

                       Fund                         Number of Shares Outstanding
                       ----                         ---------------------------

  Credit Suisse Warburg Pincus Opportunity Funds
  ----------------------------------------------
  Credit Suisse Warburg Pincus High Income Fund              1,517,354
                                                           -----------
Credit Suisse Warburg Pincus International Equity
                     II Fund                                 5,164,753
                                                           -----------
Credit Suisse Warburg Pincus Municipal Money Fund           68,993,124
                                                           -----------
Credit Suisse Warburg Pincus U.S. Government Money
                      Fund                                  72,811,288
                                                           -----------
                      Total:                               148,486,519
                      -----                                -----------

    Credit Suisse Warburg Pincus Capital Funds
    ------------------------------------------
   Credit Suisse Warburg Pincus Blue Chip Fund              11,501,813
                                                           -----------
 Credit Suisse Warburg Pincus Small Company Value
                      Fund                                  10,609,481
                                                           -----------
     Credit Suisse Warburg Pincus Value Fund                11,131,154
                                                           -----------
                      Total:                                33,242,448
                      -----                                -----------

    Credit Suisse Warburg Pincus Select Funds
    -----------------------------------------
   Credit Suisse Warburg Pincus Technology Fund              3,050,881
                                                           -----------

      As of the Record Date for the DLJ High Yield Bond Fund, February 9, 2001, that Fund had 46,990,514 shares outstanding and entitled to vote at the meeting.

      In addition, as of the Record Date: (i) the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Fixed Income II Fund of the Credit Suisse Warburg Pincus Capital Funds had 2,208,784 and 13,516,842 shares outstanding, respectively, (ii) the Credit Suisse Warburg Pincus Developing Markets Fund of the Credit Suisse Warburg Pincus Opportunity Funds had 1,620,200 shares outstanding, and (iii) the Credit Suisse Warburg Pincus Strategic Growth Fund of the Credit Suisse Warburg Pincus Select Funds had 739,018 shares outstanding. These shares are entitled to vote on Proposal Number 2 and are being solicited by the applicable Board of Trustees pursuant to a separate proxy statement. The persons who beneficially owned more than 5% of any Series or the DLJ High Yield Bond Fund's outstanding shares as of the Record Date, to the knowledge of the Funds, are set forth on Appendix A hereto.




      Each Fund is a separate legal entity organized as a business trust under the laws of its jurisdiction of organization and holders vote separately as shareholders of such Fund or Series thereof, as the case may be. D.F. King & Co., Inc. has been retained as proxy solicitor. The expense of solicitation will be borne by Credit Suisse Asset Management, LLC ("CSAM") and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to any of the Funds, telephonic, telegraphic, or oral communications. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by CSAM.

                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                                (Proposal No. 1)

      As a result of the acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") by Credit Suisse Group ("Credit Suisse") (the "Acquisition"), you, the shareholders of the Series of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds (collectively, the "Series Funds") and of the DLJ High Yield Bond Fund, are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") with CSAM, a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse and an indirect wholly-owned U.S. subsidiary of Credit Suisse. The reason each Series of the Series Funds and the DLJ High Yield Bond Fund requires a new investment advisory agreement is that on November 3, 2000, the date the Acquisition was consummated, the then-existing investment advisory agreement for such Series and Fund (the "Previous Investment Advisory Agreements") terminated pursuant to the terms of the existing agreement.


      In anticipation of the termination of the Previous Investment Advisory Agreements, at a meeting held on October 26, 2000, the Boards of Trustees, a majority of whom were not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party (the "Disinterested Trustees"), unanimously approved interim investment advisory agreements for the Series of the Series Funds and for the DLJ High Yield Bond Fund (the "Interim Investment Advisory Agreements") containing substantially the same terms as the Previous Investment Advisory Agreements between DLJ Asset Management Group, Inc. ("DLJAM" and, with CSAM, an "Adviser") and each Series of the Series Funds and the DLJ High Yield Bond Fund, except, pursuant to the November 1, 2000 termination of AXA Investment Managers GS Ltd. ("AXA Investment") as sub-adviser to such Series, a reduction in the investment advisory fee applicable to the Credit Suisse Warburg Pincus International Equity II Fund, from an annual rate of 1.25% to 1.00% of its average daily net assets. The Interim Investment Advisory Agreements terminate, pursuant to their respective terms, upon the earlier of 150 days from November 3, 2000, which is April 2, 2001, or the date of approval by the shareholders of a new investment advisory agreement. See "The Previous and Interim Investment Advisory Agreements" and "The New Investment Advisory Agreement."


      The Boards of Trustees, including a majority of the Disinterested Trustees, recommend that shareholders approve the New Investment Advisory Agreement for each Series of the Series Funds and for the DLJ High Yield Bond Fund. A form of the New Investment Advisory Agreement is attached as Appendix B.

Information About DLJAM

      Prior to the Acquisition, DLJAM was a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities"), the former distributor of the Funds' shares and a wholly-owned subsidiary of DLJ, which was, in turn, an independently operated, indirect subsidiary of AXA Investment, a holding company controlled by AXA, a French insurance holding company. DLJAM succeeded Wood, Struthers & Winthrop Management Corp., established in 1871 as a private concern to manage money for the Winthrop family of Boston. Following the Acquisition, DLJAM was merged with Credit Suisse Investment Corporation ("CSIC"), the parent company of CSAM. CSIC subsequently changed its name to CSAM Americas Holding Corp. and CSIC contributed all of its assets and liabilities, including its investment advisory agreements, to CSAM. Prior to the Acquisition, CSAM managed $68 billion of the $198 billion in total assets managed by Credit Suisse Asset Management globally. As a result of the transfer of the assets and business of DLJAM to CSAM, CSAM manages more than $93 billion in total assets in the U.S., as of December 31, 2000.

The Previous and Interim Investment Advisory Agreements

      CSAM presently acts as the investment adviser to the Funds pursuant to the Interim Investment Advisory Agreements. Prior to November 3, 2000, DLJAM served as investment adviser to the Funds pursuant to the Previous Investment Advisory Agreements, dated as set forth on Appendix D, between the Funds and DLJAM. The Previous Investment Advisory Agreements were last approved by each of the Fund's shareholders as set forth on Appendix D. The Previous Investment Advisory Agreements were last approved for continuance by the Boards of Trustees at a meeting held on August 3, 2000. The provisions of the Interim Investment Advisory Agreements and the Previous Investment Advisory Agreements are substantially the same, except for the identity of the parties, the commencement and termination dates and the payment of fees. See "Service Provided" and "Fees" below.

      Service Provided. Both the Previous Investment Advisory Agreements and the Interim Investment Advisory Agreements provide that the Adviser manage the investment and reinvestment of the Series' or Fund's assets in accordance with the Series' or Fund's investment objective and policies, make investment decisions for the Series or Fund and arrange for the purchase or sale of portfolio securities and other assets. In the case of the Credit Suisse Warburg Pincus Capital Funds, the Adviser is also required to provide persons satisfactory to the Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds to act as officers and employees of such Funds, who may be directors, officers or employees of the Adviser or its affiliates. In addition, both the Previous Investment Advisory Agreements and the Interim Investment Advisory Agreements of the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds specify that the Adviser may provide and be reimbursed for the costs of administrative services provided to such Funds, although the Adviser has not sought such reimbursement from such Funds. Additionally, the Series retained PFPC, Inc. ("PFPC") to provide certain accounting and portfolio valuation services not provided by DLJAM under the Previous Investment Advisory Agreements, for which PFPC was paid as set forth in Appenidx C. Effective November 1, 2000, AXA Investment ceased acting as sub-adviser to the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund and DLJAM and then CSAM assumed sole responsibility for investment management of such Funds.


      Under the Interim Investment Advisory Agreements, each of the Series, in the case of the Series Funds, and the DLJ High Yield Bond Fund, will pay registration and filing fees to the Securities and Exchange Commission (the "Commission") and state regulatory authorities. The Funds pay all other expenses not assumed by CSAM, including the advisory fees, advertising and promotional expenses pursuant to a 12b-1 plan to the extent applicable, custody, transfer, and dividend disbursing expenses, legal and auditing costs, fees and expenses of Trustees who are not affiliated with CSAM, costs of printing prospectuses, statements of additional information and shareholder reports to existing shareholders, costs of maintenance of corporate existence, and interest charges, taxes, brokerage fees, and commissions.

      The Previous Investment Advisory Agreements and the Interim Investment Advisory Agreements provide for termination at any time without penalty with respect to each Series of the Series Funds and the DLJ High Yield Bond Fund on sixty days' prior written notice, or, in the case of the Interim Investment Advisory Agreements, ten days, by a vote of the holders of a majority of that Series' or Fund's outstanding voting securities or by a vote of a majority of the Board of Trustees or by the Adviser on sixty days' prior written notice, and will automatically terminate in the event of their assignment. The Previous Investment Advisory Agreements and the Interim Investment Advisory Agreements provide that the Adviser shall not be liable thereunder for (i) in the case of the Credit Suisse Warburg Pincus Capital Funds, any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing therein is deemed to protect, or purport to protect, it against any liability to such Funds or to such Funds' security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of its reckless disregard of its obligations and duties thereunder, (ii) in the case of the Credit Suisse Warburg Pincus Opportunity Funds and Credit Suisse Warburg Pincus Select Funds, any act or omission or for any loss sustained by such Funds in connection with the matters to which the agreements relate, or (iii) in the case of the DLJ High Yield Bond Fund, any act or omission or for any loss sustained by such Fund in connection with the matters to which the agreement relates, except with respect to any matter as to which the Adviser shall have been adjudicated not to have acted in good faith in the reasonable belief that the Adviser's action was in the best interests of the DLJ High Yield Bond Fund and in the case of certain criminal proceedings. Notwithstanding any indemnification provision in the Previous and the Interim Investment Advisory Agreements, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment adviser may be indemnified.

      The terms of the Previous Investment Advisory Agreements and the Interim Investment Advisory Agreements permit the Adviser to serve as investment adviser to other persons, firms or corporations, including other investment companies.

      The Interim Investment Advisory Agreements were approved by the Boards of Trustees as a temporary measure to provide for continuity of management of the Funds following the Acquisition. The Interim Investment Advisory Agreements will continue until the earlier of April 2, 2001 or the approval of the New Investment Advisory Agreement by the shareholders of each Series or Fund, as the case may be, voting separately, and thereupon will automatically terminate for such Series or Fund. See "The New Investment Advisory Agreement" below.

Fees. For the services provided and expenses borne by DLJAM under the Previous Investment Advisory Agreements, DLJAM was paid separate fees based on the average daily net assets of each Series of the Series Funds and the DLJ High Yield Bond Fund, as full compensation therefor, as set forth on Appendix C. The aggregate amount paid for the fiscal year ended October 31, 2000 is also set forth on Appendix C. For the period November 1, 2000 through October 31, 2001 or October 31, 2002, as the case may be, DLJAM had undertaken in writing for each of the Series referenced in Appendix E to reduce its management fees and reimburse operating expenses in order to limit the total operating expenses for such Series to the amounts set forth in Appendix E. CSAM has agreed to assume this undertaking for these periods.

      As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Investment Advisory Agreements provide that advisory fees earned by CSAM with respect to each Series and the DLJ High Yield Bond Fund will be deposited into an interest-bearing escrow account with Citibank, N.A., and will be paid to CSAM only if a majority of the shareholders of such Series or Fund approves a New Investment Advisory Agreement for that Series or Fund. If shareholders of a Series or the DLJ High Yield Bond Fund do not approve a New Investment Advisory Agreement, CSAM will receive as compensation or reimbursement in respect of such Series or the DLJ High Yield Bond Fund the lesser of: (i) the fee under such Interim

Investment Advisory Agreement; or (ii) the costs of providing services during the term of such Interim Investment Advisory Agreement (plus, in each case, interest earned on that amount while in escrow).

Brokerage Commissions

      Appendix D sets forth the brokerage commissions paid by each Series of the Series Funds and the DLJ High Yield Bond Fund and the amounts of brokerage commissions paid to an affiliated broker-dealer of the Series or Fund for the most recently completed fiscal year.

The New Investment Advisory Agreement

      The following summary of the New Investment Advisory Agreement between the Fund and CSAM is qualified in its entirety by reference to the form thereof which is attached hereto as Appendix B.


      Service Provided. The terms of the New Investment Advisory Agreement between the Funds and CSAM are substantially the same as the terms of the Previous and Interim Investment Advisory Agreements in all material respects. The principal changes, which are summarized below, largely reflect conforming changes that have been made to promote consistency among the funds advised by CSAM and to permit ease of administration. The principal changes are: (1) the identity of the parties; (2) commencement and termination dates; (3) with respect to the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds only, there is no longer a term for the provision by the Adviser and reimbursement by such Funds of the costs of administrative services to such Funds; (4) with respect to the Credit Suisse Warburg Pincus Capital Funds only, CSAM will not be obligated to provide persons satisfactory to such Fund's Board of Trustees to act as officers and employees of such Fund; (5) with respect to the Credit Suisse Warburg Pincus Opportunity Funds, the DLJ High Yield Bond Fund and the Credit Suisse Warburg Pincus Select Funds only, there is no longer indemnification by such Funds to CSAM and its officers, directors and employees for liabilities and expenses reasonably incurred in connection with the defense or disposition of certain actions; and
(6) the investment advisory fee payable by the Credit Suisse Warburg Pincus International Equity II Fund is identical to that provided for in the Interim Investment Advisory Agreement, but, as a result of the termination of AXA Investment as sub-adviser to such Series on November 1, 2000, lower than that provided for in the Previous Investment Advisory Agreement for such Series. The New Investment Advisory Agreement also grants CSAM the authority to exercise voting rights with respect to portfolio securities and to negotiate brokerage commissions on behalf of the Funds. These rights were not expressly granted under all of the Previous and Interim Investment Advisory Agreements.

      Effective February 1, 2001, the Series Funds retained Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC as co-administrators to the Series for a total rate not to exceed .18% of each Series' average daily net assets. Administrative services previously were provided without charge to the Series Funds by CSAM under the Interim Investment Advisory Agreements and DLJAM under the Previous Investment Advisory Agreements (although DLJAM and then CSAM, was entitled to reimbursement of costs from the Series of the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds pursuant to the Previous and Interim Investment Advisory Agreements). However, as explained below, the Series Funds will not bear any additional cost through at least November 3, 2002 as a result of the retention of the co-administrators. CSAM has agreed to impose limits on the average annualized expense ratio of each of the Series in two ways. First, CSAM has agreed to assume DLJAM's undertaking to limit average annualized operating expenses until October 31, 2001 or October 31, 2002, as the case may be, at the levels set forth in Appendix E. Second, CSAM has agreed to limit average annual expenses from the date of the Acquisition, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of the Series measured over the 60-day period ended on the date of the Acquisition. Consequently, it is not anticipated that there will be any increase in the average annualized operating expense ratio of any of the Series through November 3, 2002 due to the retention of CSAMSI and PFPC as co-administrators. Further, accounting services previously provided by PFPC pursuant to a separate agreement will be provided by PFPC under its new co-administration agreement.


      In addition, the New Investment Advisory Agreement would change the provisions governing the use of the Adviser's name and expand such provisions to permit certain uses of the name Credit Suisse. Pursuant to a License Agreement among Warburg, Pincus & Co., Credit Suisse and other parties thereto, Credit Suisse has been granted by Warburg, Pincus & Co. an exclusive license of the rights to use and sublicense the names "Warburg Pincus" and derivations and abbreviations thereof in the asset management sector of the financial services industry (together, the "Warburg Marks"). Under the New Investment Advisory Agreement, each Fund, with respect to each of its Series, if any, has the nonexclusive right to use one or more of the Warburg Marks and the name "Credit Suisse" and derivations and abbreviations thereof (together, the "CS Marks") as part of its name or the names of certain classes of its shares, as applicable, and to use the Warburg Marks and the CS Marks in the Fund's investment products and services. This license continues only as long as the New Investment Advisory Agreement is in place, and with respect to the Warburg Marks only as long as Credit Suisse continues to be a licensee of the Warburg Marks as described above. As a condition of the license, each Fund, on behalf of each of its Series, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Warburg Marks or the CS Marks or any ownership by Warburg, Pincus & Co. of the Warburg Marks or Credit Suisse of the CS Marks, and the obligation to use the names within commercially reasonable standards of quality. As part of the Acquisition, CSAM has acquired all of DLJAM's rights to use the "DLJ" name and any derivations and abbreviations thereof (the "DLJ Marks"). In the event that the New Investment Advisory Agreement is terminated, each Fund, on behalf of each of its Series, if any, must not use a name likely to be confused with those associated with the Warburg Marks, the CS Marks or the DLJ Marks.

      If approved by the shareholders of each of the Series, in the case of the Series Funds, and the shareholders of the DLJ High Yield Bond Fund, in the case of the DLJ High Yield Bond Fund, the New Investment Advisory Agreement shall continue in effect for such Series or Fund for an initial two-year period, and from year to year thereafter, subject to termination as hereinafter provided, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Series or the DLJ High Yield Bond Fund (as defined in the 1940 Act) or by a vote of the Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the Trustees who are not parties to the New Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Investment Advisory Agreement, like the Previous Investment Advisory Agreements and the Interim Investment Advisory Agreements, will terminate automatically upon their assignment and are terminable at any time without penalty by a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Series or the DLJ High Yield Bond Fund (as defined in the 1940 Act) on 60 days' written notice to CSAM (10 days' notice to CSAM in the case of the Interim Investment Advisory Agreements) and on 90 days' written notice to the Funds.


      Fees. As compensation for services provided and the expenses borne by CSAM under the New Investment Advisory Agreement, the Series and the DLJ High Yield Bond Fund will pay CSAM the same rate of fees as was paid to CSAM under the Interim Investment Advisory Agreements, which were the same rate of fees paid to DLJAM under the Previous Investment Advisory Agreements, except for a reduction in the investment advisory fee applicable to the Credit Suisse Warburg Pincus International Equity II Fund. Appendix C sets forth these rates, including a comparison of expenses under the New Investment Advisory Agreement and Co-Administration Agreements, without accounting for waivers, with expenses under the Previous Investment Advisory Agreements and related accounting services arrangements. Appendix F includes fee tables showing fees under the Previous Investment Advisory Agreements and pro forma fees, before fee waivers and reimbursement and corresponding examples. In addition, CSAM has agreed to assume DLJAM's obligation with respect to the undertaking described above under "The Previous and Interim Investment Advisory Agreements - Fees".

      The Boards of Trustees approved name changes for the Series Funds as set forth in Appendix G. These changes became effective in January and February, 2001.


Information About CSAM

      Information about CSAM, its managers and principal executive officers, including those who are also officers of the Funds, its investment company clients, its brokerage policies and the officers of CSAM is presented in Appendix H.

Section 15(f)

      Section 15(f) provides a non-exclusive safe harbor that permits an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940
Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Boards have been advised that CSAM is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Funds.

      The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). Credit Suisse and each of the other parties to the Acquisition have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Acquisition during the applicable time periods.

Evaluation by the Boards

      The Trustees discussed the Acquisition and its implications for the Funds at their meetings held on October 26, 2000 and December 18, 2000. The Trustees received from representatives of CSAM (the "Representatives") such information as the Trustees requested and as was reasonably necessary to evaluate the terms of the Interim Investment Advisory Agreements and the proposed New Investment Advisory Agreement.

      During the October 26, 2000 meeting, the Trustees (including a majority of the Disinterested Trustees), after evaluation and with the advice and assistance of counsel, voted to approve the Interim Investment Advisory Agreements and, at their meeting held on December 18, 2000, the New Investment Advisory Agreement described above.

      In determining whether it was appropriate to approve the New Investment Advisory Agreement and to recommend approval to shareholders, the Boards, including the Trustees who are not parties to the New Investment Advisory Agreement or interested persons of such parties, considered various materials and representations provided by CSAM, including information concerning compensation arrangements to be implemented in connection with the Acquisition, and considered a report provided by CSAM, and was advised by Fund counsel with respect to these matters.


      During their deliberations with respect to the New Investment Advisory Agreement, the Trustees reviewed and discussed financial and other information provided by the Representatives relating to CSAM. Among other things, the Trustees considered the fact that CSAM is a significant and sophisticated investment manager with substantial experience in providing investment advisory and management services to investment companies, pension funds and other institutional clients. The Trustees evaluated the management and operations of CSAM and information provided by CSAM regarding the personnel proposed to manage the Funds, the investment performance of the Series and of the DLJ High Yield Bond Fund, and the fact that CSAM has stated that it has no current plan to change or to recommend that the shareholders of the Funds change the policies or objectives of the DLJ High Yield Bond Fund or the Series in any material respect. The Trustees also took into account the fact that CSAM has stated its intention to continue to employ in the same capacity as employees of CSAM, employees of DLJAM who were involved in the management of the Series. In the case of the DLJ High Yield Bond Fund and the Credit Suisse Warburg Pincus High Income Fund, CSAM has changed the portfolio manager to Richard Lindquist, a Managing Director at CSAM who heads CSAM's High Yield Management Team and has been with CSAM since 1995. CSAM therefore expects to provide the Funds with a degree of continuity in portfolio management; however, there can be no assurance that the investment professionals previously employed by DLJAM and now employed by CSAM will continue to serve in their current capacities. The Trustees also considered CSAM's investment management capabilities with respect to developing markets and other international equity securities in light of AXA Investment no longer acting as sub-adviser to the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund. The Boards of Trustees obtained assurances from the Representatives that CSAM would provide satisfactory advisory and other services to the Funds of a scope and quality at least equivalent, in the Trustees' judgment, to the scope and quality of services previously provided to the Funds. The Boards also considered that CSAM would continue DLJAM's existing undertaking to limit average annual operating expenses and, in addition, to cap the average annualized expense ratio for the Series for a two-year period following the Acquisition. The Boards believe that, like the Previous Investment Advisory Agreements and the Interim Investment Advisory Agreements, the New Investment Advisory Agreement will enable the Funds to obtain appropriate services at a cost that is reasonable and in the best interests of each Fund and its shareholders. Accordingly, approval of the New Investment Advisory Agreement with CSAM should have no immediate impact, other than as already noted above, on the management of the Series and the DLJ High Yield Bond Fund and the Funds should continue to receive the same quality of service.


      The Boards of Trustees further considered the nature and quality of the administrative services currently provided by CSAM to the Series Funds and also considered CSAM's assurances that it and PFPC would provide the same level of administrative services to the Series Funds as they currently provide and that any changes in these arrangements would be subject to Board approval.

      The Board of Trustees of each Fund, including the Disinterested Trustees, recommends that the shareholders of each Series of the Series Funds and the DLJ High Yield Bond Fund approve the New Investment Advisory Agreement.

Required Vote

      In order to be approved by shareholders of the Series of the Series Funds and of the DLJ High Yield Bond Fund, the New Investment Advisory Agreement must be approved by the holders of a majority of the outstanding voting securities of such Series or Fund, as the case may be, which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Meeting if the owners of more than 50%, as the case may be, of the shares of the Series or Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Series or Fund, without regard to class.

      In the event shareholder approval of a New Investment Advisory Agreement for a Series or the DLJ High Yield Bond Fund is not obtained, the Trustees will take such action as they deem to be in the best interests of that Series or Fund and its shareholders. The approval of a New Investment Advisory Agreement for any Series or the Fund, as the case may be, is not contingent on approval by any other Series or the Fund, as applicable.

    THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE DISINTERESTED TRUSTEES,
                  RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1.

                                (PROPOSAL NO. 2)
               ELECTION OF SEVEN TRUSTEES TO THE BOARD OF TRUSTEES

      Shareholders will vote at the Meeting to elect seven Trustees of each of the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds. Each Trustee so elected will hold office until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as Trustee is terminated as provided in the applicable Fund's Agreement and Declaration of Trust. Each Fund's Agreement and Declaration of Trust provides that it will not be required to hold meetings of shareholders if the election of Trustees is not required under the Investment Company Act of 1940, as amended (the "1940 Act"). It is the present intention of the Board of Trustees of each Fund not to hold annual meetings of shareholders unless such shareholder action is required. Accordingly, Trustees elected at the Meeting will hold office until the applicable Fund is required by law to hold an election of Trustees and successor Trustees are elected and qualify.


      As nominees for election to the Board of Trustees of the different Funds, the persons named below have consented to be named in this Proxy Statement and to serve as Trustees if elected. None of the Boards of Trustees has any reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Trustees may recommend.


      The Trustees and Officers of the Funds are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Trustees, their positions with certain international organizations and publicly held companies. As of January 31, 2001, the executive officers and Trustees of each of the Funds, as a group beneficially owned 32,279 shares or 0.02% of the Credit Suisse Warburg Pincus Opportunity Funds, 181,354 shares or 0.37% of the Credit Suisse Warburg Pincus Capital Funds, and 25,061 shares or 0.66% of the Credit Suisse Warburg Pincus Select Funds.

      The persons who have been nominated for election to serve as Trustee are:
Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, Peter F. Krogh, James S. Pasman, William W. Priest and Steven N. Rappaport. Mr. Krogh is a current member of the Boards of Trustees. Additionally, the Boards of Trustees have appointed James P. McCaughan as Chairman of the Trust for each Trust, effective March 23, 2001.


      These individuals were recommended by CSAM and, after consideration in executive session, were selected and nominated by those members of the present Boards of Trustees of the Funds who are not "interested persons" of the Funds, as defined in the 1940 Act. The nominees for election, who are listed above, include six persons who currently serve as trustees or directors of other funds advised by CSAM. In order to achieve consistency among the funds in the Credit Suisse Warburg Pincus family of funds, CSAM has recommended, and the Boards of Trustees have agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the CSAM funds. CSAM also suggested that creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and CSAM.


Name, Age, Position                        Principal Occupations                  Shares Beneficially Owned
with the Fund, and Address                 and Other Affiliations                 as of January 31, 2001*
----------------------------------------   --------------------------------   ----------------------------------
G. Moffett Cochran **               49     President, Managing Director                19,143 (Capital)
   Chairman of the Board and               and Member of the Management
   President                               Committee of CSAM; former                  7,632 (Opportunity)
   466 Lexington Avenue                    Chairman of DLJAM, with which
   New York, NY 10017                      he had been associated since                  4,506 (Select)
                                           prior to 1993; formerly Senior
                                           Vice President with Bessemer
                                           Trust Companies.  Trustee of
                                           DLJ High Yield Bond Fund.
                                           Trustee of Credit Suisse Warburg
                                           Pincus Funds (formerly the DLJ
                                           Funds) since 1994.

Name, Age, Position                        Principal Occupations                  Shares Beneficially Owned
with the Fund, and Address                 and Other Affiliations                 as of January 31, 2001*
----------------------------------------   --------------------------------   ----------------------------------
Robert E. Fischer                   70     Partner at the law firm of                  4,183 (Capital)
   Trustee                                 Wolf, Block, Schorr and
   250 Park Avenue, Suite 10000            Solis-Cohen LLP (or its
   New York, NY 10107                      predecessor firm), since prior            1,494 (Opportunity)
                                           to 1993.  Trustee of DLJ High
                                           Yield Bond Fund. Trustee of                 19,574 (Select)
                                           Credit Suisse Warburg Pincus
                                           Funds (formerly the DLJ Funds)
                                           since 1995.

Richard H. Francis                  68     Currently retired; Executive                       0
   Nominee for Trustee                     Vice President and Chief
   40 Grosvenor Road                       Financial Officer of Pan Am
   Short Hills, NJ  07078                  Corporation and Pan American
                                           World Airways, Inc. from 1988
                                           to 1991;
                                           Director/Trustee of
                                           Warburg Pincus Funds and other
                                           CSAM-advised investment
                                           companies.

Stig Host                           74     Oil company executive; Member              52,729 (Capital)
   Trustee                                 of the Boards-International
   103 Oneida Drive                        Energy Corp., International
   Greenwich, CT  06830                    Marine Sales, Inc., Kriti                 5,646 (Opportunity)
                                           Exploration Inc.,
                                           Alliance International Fund,
                                           Alliance New Europe Fund,                      0 (Select)
                                           Alliance All Asia Investment
                                           Fund, Alexander Host
                                           Foundation, American
                                           Scandinavian Foundation,
                                           Trustee of DLJ High Yield Bond
                                           Fund. Trustee of Credit Suisse
                                           Warburg Pincus Funds (formerly the
                                           DLJ Funds) since 1986.

Jack W. Fritz                       73     Private investor; Consultant                       0
   Nominee for Trustee                     and Director of Fritz
   2425 North Fish Creek Road              Broadcasting, Inc. and Fritz
   P.O. Box 483                            Communications (developers and
   Wilson, Wyoming  83014                  operators of radio stations);
                                           Director/Trustee of
                                           Warburg Pincus Funds and other
                                           CSAM-advised investment
                                           companies.

Name, Age, Position                        Principal Occupations                  Shares Beneficially Owned
with the Fund, and Address                 and Other Affiliations                 as of January 31, 2001*
----------------------------------------   --------------------------------   ----------------------------------
Jeffrey E. Garten                   53     Dean of Yale School of                             0
   Nominee for Trustee                     Management and William S.
   Box 208200                              Beinecke Professor in the
   New Haven, CT  06520-8200               Practice of International
                                           Trade and Finance; Undersecretary of
                                           Commerce for International Trade from
                                           November 1993 to October 1995;
                                           Professor at Columbia University from
                                           September 1992 to November 1993;
                                           Director of Aetna, Inc. and Calpine
                                           Energy Corp.;  Director/Trustee of
                                           Warburg Pincus Funds and other
                                           CSAM-advised investment companies.

Martin Jaffe**                      53     Chief Financial Officer,                    61,674 (Capital)
   Trustee, Vice President,                Managing Director and Member
   Secretary & Treasurer                   of the Management Committee of
   466 Lexington Avenue                    CSAM; former Chief Operating              11,574 (Opportunity)
   New York, NY 10017                      Officer of DLJAM, with which
                                           he had been associated since
                                           prior to 1993.  Trustee of DLJ                 0 (Select)
                                           High Yield Bond Fund. Trustee
                                           of Credit Suisse Warburg Pincus
                                           Funds (formerly the DLJ Funds)
                                           since 1995.

Wilmot H. Kidd, III                 58     President of Central                          0 (Capital)
   Trustee                                 Securities Corporation, since
   375 Park Avenue                         prior to 1993.  Trustee of DLJ
   New York, NY 10112                      High Yield Bond Fund. Trustee              1,134 (Opportunity)
                                           of Credit Suisse Warburg Pincus
                                           Funds (formerly the DLJ Funds)                 0 (Select)
                                           since 1995.

Peter F. Krogh                      64     Dean Emeritus and                           2,241 (Capital)
   Trustee / Nominee for Trustee           Distinguished Professor of
   301 ICC                                 International Affairs at the
   Georgetown University                   Edmund A. Walsh School of                   0 (Opportunity)
   Washington, DC 20057                    Foreign Service, Georgetown
                                           University; Moderator of PBS
                                           foreign affairs television                     0 (Select)
                                           series; Member of Board of The
                                           Carlisle Companies Inc.
                                           Member of Selection Committee for
                                           Truman Scholars and Henry Luce
                                           Scholars. Senior Associate of Center
                                           for Strategic and International
                                           Studies; Trustee of numerous world
                                           affairs organizations and DLJ High
                                           Yield Bond Fund. Trustee of Credit
                                           Suisse Warburg Pincus Funds
                                           (formerly the DLJ Funds) since 1986.

Name, Age, Position                        Principal Occupations                  Shares Beneficially Owned
with the Fund, and Address                 and Other Affiliations                 as of January 31, 2001*
----------------------------------------   --------------------------------   ----------------------------------
James S. Pasman, Jr.                70     Currently retired; President                       0
   Nominee for Trustee                     and Chief Operating Officer of
   29 The Trillium                         National InterGroup, Inc. from
   Pittsburgh, PA  15238                   April 1989 to March 1991;
                                           Chairman of Permian Oil Co.
                                           from April 1989 to March 1991;
                                           Director of Education
                                           Management Corp., Tyco
                                           International Ltd.; Trustee,
                                           Deutsche Bank VIT Funds;
                                           Director/Trustee of
                                           Warburg Pincus Funds and other
                                           CSAM-advised investment
                                           companies.

William W. Priest**                 58     Chairman and Managing Director                     0
   Nominee for Trustee                     of CSAM since 2000; Chief
   c/o CSAM                                Executive Officer and Managing
   466 Lexington Avenue                    Director of CSAM from 1990 to
   New York, NY  10017                     2000; Director/Trustee of
                                           Warburg Pincus Funds and
                                           other CSAM-advised investment
                                           companies.

John J. Sheehan                     69     Owns own consulting firm;                   14,325 (Capital)
   Trustee                                 Former President and CEO of
   4 Bennington Place                      National Computer Analysts,
   Newtown, PA 18940                       Inc., Principal Negotiator for              0 (Opportunity)
                                           NCA, Director of National
                                           Accounts for Large Financial
                                           Institutions Group.  Trustee                   0 (Select)
                                           of DLJ High Yield Bond Fund.
                                           Trustee of Credit Suisse Warburg
                                           Pincus Funds (formerly the DLJ
                                           Funds) since 1972.

Name, Age, Position                        Principal Occupations                  Shares Beneficially Owned
with the Fund, and Address                 and Other Affiliations                 as of January 31, 2001*
----------------------------------------   --------------------------------   ----------------------------------
Steven N. Rappaport                 51     President of Loanet, Inc.                          0
   Nominee for Trustee                     since 1997; Executive Vice
   Loanet, Inc.                            President of Loanet, Inc. from
   40 East 52nd Street                     1994 to 1997; Director,
   New York, NY  10022                     President, North American
                                           Operations, and former Executive Vice
                                           President from 1992 to 1993 of
                                           Worldwide Operations of Metallurg
                                           Inc.; Executive Vice President,
                                           Telerate, Inc. from 1987 to 1992;
                                           Partner in the law firm of Hartman &
                                           Craven until 1987; Director/Trustee
                                           of Warburg Pincus Funds and
                                           other CSAM-advised investment
                                           companies.

James P. McCaughan                  47     Chief Executive Officer,                           0
   Chairman of the Trust                   Managing Director and
   c/o CSAM                                Chairman of the
   466 Lexington Avenue                    Management Committee of
   New York, NY 10017                      CSAM; President and Chief
                                           Operating Officer of
                                           Oppenheimer Capital from
                                           April 1998 to December
                                           1999; President and Chief
                                           Executive Officer of UBS
                                           Asset Management (New
                                           York) from October 1996 to
                                           March 1998; Functional
                                           Advisor, Institutional Asset
                                           Management of Union Bank
                                           of Switzerland, from
                                           September 1994 to October 1996.

William D. Butler                   37     Vice President of CSAM;                       0 (Capital)
   Vice President                          previously Vice President of
   466 Lexington Avenue                    DLJAM, with which he had been                0 (Opportunity)
   New York, NY  10017                     associated since 1998.
                                                                                         825 (Select)

Richard J. Hanlon                   34     Director of CSAM; previously                       0
   Vice President                          Senior Vice President of
   466 Lexington Avenue                    DLJAM, with which he had been
   New York, NY  10017                     associated since 1994.  Prior
                                           to his becoming associated
                                           with Credit Suisse Warburg
                                           Pincus Funds and DLJAM,
                                           Mr. Hanlon was a portfolio manager
                                           at Manufacturers Hanover/Chemical
                                           Bank.

Cathy A. Jameson                    46     Managing Director of CSAM;                  8,892 (Capital)
   Vice President                          previously Managing Director
   466 Lexington Avenue                    of DLJAM, with which she had
   New York, NY  10017                     been associated since prior to            3,721 (Opportunity)
                                           1993.                                         0 (Select)

Brian A. Kammerer                   43     Director of CSAM; previously                2,804 (Capital)
   Vice President                          Senior Vice President of DLJAM,
   466 Lexington Avenue                    with which he had been
   New York, NY  10017                     associated since prior to 1993.            272 (Opportunity)
                                                                                        156 (Select)

Marybeth B. Leithead                37     Director of CSAM; previously                1,507 (Capital)
   Vice President                          Senior Vice President of
   466 Lexington Avenue                    DLJAM, with which she had been
   New York, NY  10017                     associated since 1993.                      0 (Opportunity)

                                                                                          0 (Select)

Name, Age, Position                        Principal Occupations                  Shares Beneficially Owned
with the Fund, and Address                 and Other Affiliations                 as of January 31, 2001*
----------------------------------------   --------------------------------   ----------------------------------
Luisa Michel                        35     Vice President of CSAM;                            0
   Vice President                          previously Vice President of
   466 Lexington Avenue                    DLJAM, with which she had been
   New York, NY  10017                     associated since 1998.

Hugh M. Neuburger                   56     Managing Director of CSAM;                    5,637 (Capital)
   Vice President                          previously Managing Director
   466 Lexington Avenue                    of DLJAM, with which he had
   New York, NY  10017                     been associated since March                 0 (Opportunity)
                                           1995.  Prior to his
                                           association with Credit Suisse
                                           Warburg Pincus Funds (formerly the
                                           DLJ Funds) and DLJAM, Mr. Neuburger            0 (Select)
                                           was the President of Hugh M.
                                           Neuburger, Inc., a consulting
                                           firm.

Roger W. Vogel                      43     Managing Director of CSAM;                  8,219 (Capital)
   Vice President                          previously Managing Director
   466 Lexington Avenue                    of DLJAM, a position he held               806 (Opportunity)
   New York, NY  10017                     since July 1993.
                                                                                          0 (Select)

------------

*     This information has been furnished by each Trustee and Officer.


** "Interested" Trustee within the meaning of the 1940 Act. Mr. Cochran and Mr. Jaffe are "interested" Trustees because of their affiliation with CSAM, which acts as the Funds' investment adviser. If elected, Mr. Priest will be an "interested" Trustee because of his prior affiliation with CSAM, which acts as the Funds' investment adviser.


      There were four regular meetings and two special meetings of the Board of Trustees of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund held during the fiscal year ended October 31, 2000. Aggregate fees and expenses paid to the Board of Trustees for the fiscal year ended October 31, 2000 were $36,750 for Credit Suisse Warburg Pincus Opportunity Funds, $59,750 for the Credit Suisse Warburg Pincus Capital Funds, $17,750 for the Credit Suisse Warburg Pincus Select Funds and $36,750 for the DLJ High Yield Bond Fund.

      Each Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to its respective full Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds' financial operations. The members of the Audit Committee of each Fund are Messrs. Fischer, Host, Kidd, Krogh and Sheehan. Each member of the Audit Committee is a "non-interested" Trustee. Each Audit Committee met two times during the fiscal year ended October 31, 2000. Each Board of Trustees has an Executive Committee consisting of Messrs. Cochran and Jaffe. Each Executive Committee is authorized to act for the entire Board between meetings thereof, to the extent permitted under the Agreement and Declaration of Trust and applicable law. Each Executive Committee did not meet during the fiscal year ended October 31, 2000.

      The Board of the Credit Suisse Warburg Pincus Capital Funds had a Nominating Committee, comprised of all the non-interested Trustees, which sought and proposed candidates for election to the Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds. The Nominating Committee met once during the fiscal year ended October 31, 2000. The Nominating Committee (i) selected and recommended to the full Board of Trustees nominees for election as Trustees and (ii) proposed and recommended to the full Board of Trustees the terms of compensation for trustees. None of the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Select Funds or the DLJ High Yield Bond Fund currently have a nominating committee.

      The following table sets forth certain information regarding the compensation of the Funds' Trustees for the fiscal year ended October 31, 2000. No persons (other than the Trustees who are not "interested" within the meaning of the 1940 Act, as set forth below) currently receive compensation from the Fund for acting as a Trustee or Officer. Trustees and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Trustees receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE
                                    for the
                       Fiscal Year Ended October 31, 2000

                                                                      Total Compensation from
                                          Aggregate Compensation       Fund and Fund Complex
  Name of Person and Position                  From the Fund              Paid to Trustees
-------------------------------------  ---------------------------  ---------------------------
G. Moffett Cochran*
   Chairman of the Board
   Credit Suisse Warburg Pincus                   $0 (Opportunity)
   Opportunity Funds
   Credit Suisse Warburg Pincus                   $0 (Capital)
   Capital Funds
   Credit Suisse Warburg Pincus                   $0 (Select)
   Select Funds
   DLJ High Yield Bond Fund                       $0 (High Yield)                 $0

Robert E. Fischer, Trustee
   Credit Suisse Warburg Pincus               $9,750 (Opportunity)
   Opportunity Funds
   Credit Suisse Warburg Pincus               $6,250 (Capital)
   Capital Funds
   Credit Suisse Warburg Pincus               $4,750 (Select)
   Select Funds
   DLJ High Yield Bond Fund                   $9,750 (High Yield)            $30,500

Stig Host, Trustee
   Credit Suisse Warburg Pincus               $4,250 (Opportunity)
   Opportunity Funds
   Credit Suisse Warburg Pincus              $11,250 (Capital)
   Capital Funds
   Credit Suisse Warburg Pincus               $2,250 (Select)
   Select Funds
   DLJ High Yield Bond Fund                   $4,250 (High Yield)            $22,000

Martin Jaffe, Trustee*
   Credit Suisse Warburg Pincus                   $0 (Opportunity)
   Opportunity Funds
   Credit Suisse Warburg Pincus                   $0 (Capital)
   Capital Funds
   Credit Suisse Warburg Pincus                   $0 (Select)
   Select Funds
   DLJ High Yield Bond Fund                       $0 (High Yield)                 $0

Wilmot H. Kidd III, Trustee
   Credit Suisse Warburg Pincus               $9,750 (Opportunity)
   Opportunity Funds
   Credit Suisse Warburg Pincus               $6,250 (Capital)
   Capital Funds
   Credit Suisse Warburg Pincus               $4,750 (Select)
   Select Funds
   DLJ High Yield Bond Fund                   $9,750 (High Yield)            $30,500

----------

*    "Interested" Trustees.

                               COMPENSATION TABLE
                                    for the
                       Fiscal Year Ended October 31, 2000

                                                                      Total Compensation from
                                          Aggregate Compensation       Fund and Fund Complex
  Name of Person and Position                  From the Fund              Paid to Trustees
-------------------------------------  ---------------------------  ---------------------------
Peter F. Krogh, Trustee
   Credit Suisse Warburg Pincus               $4,250 (Opportunity)
   Opportunity Funds
   Credit Suisse Warburg Pincus              $11,250 (Capital)
   Capital Funds
   Credit Suisse Warburg Pincus               $2,250 (Select)
   Select Funds
   DLJ High Yield Bond Fund                   $4,250 (High Yield)            $22,000

John J. Sheehan, Trustee
   Credit Suisse Warburg Pincus               $3,750 (Opportunity)
   Opportunity Funds
   Credit Suisse Warburg Pincus              $10,250 (Capital)
   Capital Funds
   Credit Suisse Warburg Pincus               $1,750 (Select)
   Select Funds
   DLJ High Yield Bond Fund                   $3,750 (High Yield)            $19,500

John W. Waller III, Former
   Trustee
   Credit Suisse Warburg Pincus               $5,000 (Opportunity)
   Opportunity Funds
   Credit Suisse Warburg Pincus                   $0 (Capital)
   Capital Funds
   Credit Suisse Warburg Pincus               $2,000 (Select)
   Select Funds
   DLJ High Yield Bond Fund                   $5,000 (High Yield)            $12,000

Robert Bast, Former Trustee
   Credit Suisse Warburg Pincus
   Capital Funds                              $4,000 (Capital)                $4,000

Dennis Little, Former Trustee
   Credit Suisse Warburg Pincus
   Capital Funds                              $4,000 (Capital)                $4,000

William H. Mathers, Former
   Trustee
   Credit Suisse Warburg Pincus
   Capital Funds                              $4,500 (Capital)                $4,500

William C. Simpson, Former
   Trustee
   Credit Suisse Warburg Pincus
   Capital Funds                              $2,000 (Capital)                $2,000

      Independent Trustees are not eligible for retirement benefits or other payments upon their retirement from the Boards of Trustees. A one-time benefit payment of $50,000 is being provided by CSAM to each Trustee who has agreed to leave the Boards prior to the time they would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.


      As of October 31, 2000, the Fund Complex consisted of three open-end investment companies (DLJ Focus Funds, DLJ Opportunity Funds and DLJ Select Funds, which were subsequently renamed Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Funds and Credit Suisse Warburg Pincus Select Funds, respectively) with a total of 12 series and one closed-end investment company (DLJ High Yield Bond Fund).


Required Vote

      In the election of Trustees of a Fund, the candidates receiving a plurality of the votes cast at the meeting in person or by proxy without regard to class or series, if a quorum is present, will be elected.

                       THE BOARD OF TRUSTEES OF EACH FUND
                  RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2.

                                SERVICE PROVIDERS


      The Funds' investment adviser and administrator under the Previous Investment Advisory Agreements was DLJ Asset Management Group, Inc., which maintained its principal office at 277 Park Avenue, New York, New York 10172. The principal underwriter and distributor of the Series Funds is CSAMSI, 466 Lexington Avenue, New York, New York 10017. Under the Interim Investment Advisory Agreements and upon the approval of the New Investment Advisory Agreement by shareholders, the interim investment adviser of the Funds is, and subject to the outcome of Proposal Number 1 will be, Credit Suisse Asset Management, LLC, which maintains its principal executive office at 466 Lexington Avenue, New York, New York 10017. During the period of the Interim Investment Advisory Agreements and prior to February 1, 2001, CSAM provided administrative services to the Series Funds at no cost, although CSAM was entitled to reimbursement of the costs under the Previous and Interim Investment Advisory Agreements from the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, with regard to services provided to such Series. Effective February 1, 2001, the Series Funds retained CSAMSI and PFPC as co-administrators to the Series. As described above, however, the Series Funds will not bear any additional cost through at least November 3, 2002 as a result of the retention of such co-administrators.


                              SHAREHOLDER PROPOSALS

      None of the Series Funds is required to hold annual meetings of shareholders and none of the Boards of Trustees of the Series Funds currently intends to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the applicable Series Fund's Agreement and Declaration of Trust or By-laws. A shareholder proposal intended to be presented at any meeting of shareholders of the Series Funds hereafter called must be received by the applicable Series Fund a reasonable time before the Series Fund's Board of Trustees' solicitation relating thereto is made in order to be included in the applicable Fund's Proxy Statement and form of Proxy relating to that meeting and presented at the meeting.

      In the case of the DLJ High Yield Bond Fund, shareholder proposals intended to be presented at the DLJ High Yield Bond Fund's Annual Meeting of Shareholders in 2001 must have been received by the DLJ High Yield Bond Fund on or before December 25, 2000 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The DLJ High Yield Bond Fund did not receive any such proposals by such date.

      In no event does the mere submission of a proposal by a shareholder guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                        BROKER NON-VOTES AND ABSTENTIONS

      A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). Abstentions and broker non-votes will be treated as shares present but that have not voted for the purpose of determining a quorum for the transacting of business. In the case of Proposal Number 1, abstentions and broker non-votes will have the effect of a "no" vote because approval of the Proposal requires an affirmative vote and abstentions and broker non-votes are not affirmative votes. In the case of Proposal Number 2, abstentions and broker non-votes will have no effect because approval of the Proposal requires a plurality of the votes cast and abstentions and broker non-votes will not be considered as votes cast.

      CSAM and its affiliates have advised the Funds that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

      Each Fund will furnish, without charge, a copy of the most recent annual and semi-annual report to shareholders of the Fund. Copies of the reports may be obtained by contacting the Fund in writing at the address on the cover page of this proxy statement or by calling the Fund at the toll-free number listed on the cover page of this proxy statement.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Funds.


                                                    /s/ Martin Jaffe
                                                    MARTIN JAFFE
                                                      Secretary

Dated: February 12, 2001

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                                                      Appendix A

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


On the Record Date, January 31, 2001 for the Series and February 9, 2001 for the DLJ High Yield Bond Fund, the shareholders set forth below beneficially owned more than 5% of the outstanding shares of the indicated Series or Fund.


                                                               Name and Address                        Percent Owned
                                                               ----------------                        -------------
           Credit Suisse Warburg Pincus
                Opportunity Funds

           Credit Suisse Warburg Pincus                          Balsa and Co.
             Developing Markets Fund                               Reinvest                              15.40%
                                                                 P.O. Box 2558
                                                            Houston, TX 77252-8340

           Credit Suisse Warburg Pincus                          Balsa and Co.
           International Equity II Fund                            Reinvest                               6.75%
                                                                 P.O. Box 2558
                                                            Houston, TX 77252-8340

                                              Donaldson, Lufkin & Jenrette Securities Corp. Inc.
                                                            Winthrop Trust Company
                                                                 P.O. Box 2052                            6.48%
                                                          Jersey City, NJ 07303-9998

                                                             Bankers Trust Company
                                                           Estate of Robert Winthrop
                                                                 P.O. Box 9005
                                                             Church Street Station                        5.52%
                                                              New York, NY 10008

           Credit Suisse Warburg Pincus                        Chalsty Family LLC
              Municipal Money Fund                           c/o Winthrop Trust Co.
                                                                277 Park Avenue                           5.74%
                                                              New York, NY  10172

                                                                 Thompson Dean
                                                           550 Park Avenue, Apt. 10E                      5.27%
                                                              New York, NY  10021

           Credit Suisse Warburg Pincus                     Protective Insurance Co.
            U.S. Government Money Fund                       Att: Mark Bockelman
                                                           1099 N. Meridian St., Ste 700                  8.42%
                                                             Indianapolis, IN, 46204

                                                            Winthrop Trust Company
                                                        Lawrence and Schloss Trustees
                                                                  Grat NO 3                               6.25%
                                                              277 Park Avenue
                                                             New York, NY 10172

           Credit Suisse Warburg Pincus
                  Capital Funds
                                                             Bankers Trust Company
           Credit Suisse Warburg Pincus                    Estate of Robert Winthrop                     11.67%
              Municipal Trust Fund                               P.O. Box 9005
                                                             Church Street Station
                                                              New York, NY 10008

      The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of January 31, 2001 for the Series and as of February 9, 2001 for the DLJ High Yield Bond Fund, the following:


Credit Suisse Warburg Pincus Capital Funds
------------------------------------------
Series                                                          Number of shares (% of total shares outstanding)
Credit Suisse Warburg Pincus Blue Chip Fund                     263,579 shares (2.3%)
Credit Suisse Warburg Pincus Fixed Income II Fund               476,924 shares (3.5%)
Credit Suisse Warburg Pincus Value Fund                         233,704 shares (2.1%)
Credit Suisse Warburg Pincus Municipal Trust Fund               572,009 shares (25.9%)
Credit Suisse Warburg Pincus Small Company Value Fund           1,626,676 shares (15.3%)

TOTAL                                                           3,172,892 shares (6.5%)

Credit Suisse Warburg Pincus Opportunity Funds
----------------------------------------------
Series                                                          Number of shares (% of total shares outstanding)
Credit Suisse Warburg Pincus Developing Markets Fund            350,002 shares (21.6%)
Credit Suisse Warburg Pincus International Equity II Fund       1,008,154 shares (19.5%)
Credit Suisse Warburg Pincus High Income Fund                   182,286 shares (12.0%)
Credit Suisse Warburg Pincus Municipal Money Fund               18,259,783 shares (26.5%)
Credit Suisse Warburg Pincus U.S. Government Money Fund         17,670,767 shares (24.3%)

TOTAL                                                           37,470,992 shares (25.0%)

Credit Suisse Warburg Pincus Select Funds
-----------------------------------------
Series                                                          Number of shares (% of total shares outstanding)
Credit Suisse Warburg Pincus Strategic Growth Fund              57,737 shares (7.8%)
Credit Suisse Warburg Pincus Technology Fund                    99,790 shares (3.3%)

TOTAL                                                           157,527 shares (4.2%)

DLJ High Yield Bond Fund
------------------------
                                                                Number of shares (% of total shares outstanding)
                                                                2,396,821 shares (5.1%)

                                                                      Appendix B

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                   CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS
                 CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS
                    CREDIT SUISSE WARBURG PINCUS SELECT FUNDS
                            DLJ HIGH YIELD BOND FUND

                                                              ____________, 2001

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York
10017-3147

Dear Sirs:

      Each of the Credit Suisse Warburg Pincus Capital Funds, a Massachusetts business trust, the Credit Suisse Warburg Pincus Opportunity Funds, a Delaware business trust, the Credit Suisse Warburg Pincus Select Funds, a Delaware business trust (collectively, the "Series Funds"), for and on behalf of each of their respective series listed on Annex I hereto, which may be amended from time to time, (each, a "Series" and, collectively, the "Series"), and the DLJ High Yield Bond Fund (the "High Yield Bond Fund"), a Delaware business trust (each, a "Fund", and collectively, the "Funds"), herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

      1.    Investment Description; Appointment

            Each of the Series Funds, on behalf of their respective Series, and the High Yield Bond Fund desires to employ the capital of such Series or Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Funds' Prospectus(es) and Statement(s) of Additional Information, if any, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of each Series or Fund. Copies of the Funds' Prospectuses and SAIs have been or will be submitted to the Adviser. The Funds desire to employ and hereby appoint the Adviser to act as investment adviser to each of the Series or Funds. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

      2.    Services as Investment Adviser

            Subject to the supervision and direction of the Board of Trustees of each Series and Fund, the Adviser will (a) act in strict conformity with the Funds' Agreements and Declarations of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage such Series' or Fund's assets in accordance with such Series' or Fund's investment objective and policies as stated in the Funds' Prospectuses and SAIs, (c) make investment decisions for such Series or Fund, (d) place purchase and sale orders for securities on behalf of such Series or Fund, (e) exercise voting rights in respect of portfolio securities and other investments for such Series or Fund, and (f) monitor and evaluate the services provided by such Series' or Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of such Series' or Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' or Fund's assets. In addition, the Adviser will furnish each Series and Fund with whatever statistical information such Series or Fund may reasonably request with respect to the securities that such Series or Fund may hold or contemplate purchasing.

            Subject to the approval of the Board of Trustees of each of the Series Funds and where required, such Series Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of such Series and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and
(e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing such Series with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to such Series and the Series' Board of Trustees and subject to the requirements of the 1940 Act.

      3.    Brokerage

            In executing transactions for each Series and Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to each Series and Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

      4.    Information Provided to the Fund

            The Adviser will keep each Series and Fund informed of developments materially affecting such Series or Fund, and will, on its own initiative, furnish such Series or Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

      5.    Standard of Care

            The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series or Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to each Fund and Series or to shareholders of such Series or Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

      6.    Compensation

            In consideration of the services rendered pursuant to this Agreement, each Series and Fund will pay the Adviser the annual fee applicable to such Series or Fund calculated at an annual rate set forth on Annex I hereto of such Series' or Fund's average daily net assets.

            The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of each Series' and Fund's net assets shall be computed at the times and in the manner specified in such Series' or Fund's Prospectus or SAI.

            With respect to the Credit Suisse Warburg Pincus Capital Funds, such fee shall be accrued daily and be payable in arrears on the last day of each calendar month for services performed hereunder during such month. With respect to the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, such fee shall be calculated and payable monthly. The fee for the DLJ High Yield Bond Fund shall be computed and payable monthly, at the annual rate set forth for the DLJ High Yield Bond Fund on Annex I hereto, of the average weekly value of such Fund's total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage).

      7.    Expenses

            The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. Each Series and Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of such Series or Fund who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Series or Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; such Series' or Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of such Series' or Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of such Series or Fund and of the officers or Board of Trustees of such Series or Fund; and any extraordinary expenses.

            Each Series and Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which such Series or Fund is a party and of indemnifying officers and Trustees of such Series or Fund with respect to such litigation and other expenses as determined by the Trustees.

      8.    Services to Other Companies or Accounts

            Each Fund and Series understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and such Series or Fund has no objection to the Adviser so acting, provided that whenever such Series or Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. Each Series and Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for such Series or Fund. In addition, each Series and Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Adviser to perform its services under this Agreement.

      9.    Term of Agreement

            This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) (i) in the case of a Series, the Board of Trustees of the Fund of which such Series is a part or (ii) in the case of the High Yield Bond Fund, the Board of Trustees of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of each Series' and Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees of the applicable Fund, who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to a Series or Fund, without penalty, on 60 days' written notice, by the Board of Trustees of such Series and Fund or by vote of holders of a majority of such Series' or Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said
Act).

      10.   Representation by the Fund

            The Funds represent that copies of their Agreements and Declarations of Trust, together with all amendments thereto, are on file in such state where such Fund is registered.

      11.   Use of Names

            The Funds recognize that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of a Series or Fund, such Series or Fund agrees that, at the Adviser's request, such Series' or Fund's license to use the words "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that such Series or Fund will take all necessary action to change the name of such Series or Fund to names not including the words "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".

      12.   Miscellaneous

            Notice is hereby given that this Agreement is entered into on behalf of a Fund by an officer of such Fund in his capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees or shareholders of any Fund shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of any Fund assume any personal liability for obligations entered into on behalf of a Fund. All persons dealing with a Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund.

            Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                     Very truly yours,

                            CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS
                            CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS CREDIT SUISSE WARBURG PINCUS SELECT FUNDS
                            DLJ HIGH YIELD BOND FUND


                                  By: _______________________
                                      Name:
                                      Title:

Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC


By: _______________________
Name:
Title:

                                                                         ANNEX I
                                                TO INVESTMENT ADVISORY AGREEMENT

                     Annual Advisory Fee Rate
                       (as a percentage of
                        average daily net
                          assets of such
                        Series or Fund, as
Series or Fund             applicable)
---------------------------------------------
Credit Suisse          .75 of 1% of the
Warburg Pincus Blue    first $100,000,000;
Chip Fund (a series    .50 of 1% of the
of the Credit          balance
Suisse Warburg
Pincus Capital
Funds)
---------------------------------------------
Credit Suisse          .75 of 1% of the
Warburg Pincus         first $75,000,000;
Value Fund (a          .50 of 1% of the
series of the          balance
Credit Suisse
Warburg Pincus
Capital Funds)
---------------------------------------------
Credit Suisse          .875 of 1% of the
Warburg Pincus         first $100,000,000;
Small Company Value    .75 of 1% of the
Fund (a series of      next $100,000,000,
the Credit Suisse      and .625 of 1% of
Warburg Pincus         the balance
Capital Funds)
---------------------------------------------
Credit Suisse          .875 of 1% of the
Warburg Pincus         first $500,000,000;
Technology Fund (a     .75 of 1% of the
series of the          next $500,000,000,
Credit Suisse          and .625 of 1% of
Warburg Pincus         the balance
Select Funds)
---------------------------------------------
Credit Suisse          1%
Warburg Pincus
International
Equity II Fund (a
series of the
Credit Suisse
Warburg Pincus
Opportunity Funds)
---------------------------------------------
Credit Suisse          .70 of 1% of the
Warburg Pincus High    first $500,000,000;
Income Fund (a         .625 of 1% of the
series of the          balance
Credit Suisse
Warburg Pincus
Opportunity Funds)
---------------------------------------------
Credit Suisse          .40 of 1% of the
Warburg Pincus US      first
Government Money       $1,000,000,000; .35
Fund (a series of      of 1% of the
the Credit Suisse      balance
Warburg Pincus
Opportunity Funds)
---------------------------------------------
Credit Suisse          .40 of 1% of the
Warburg Pincus         first
Municipal Money        $1,000,000,000; .35
Fund (a series of      of 1% of the
the Credit Suisse      balance
Warburg Pincus
Opportunity Funds)
---------------------------------------------
DLJ High Yield Bond    1% (1)
Fund
---------------------------------------------

(1) The fee is computed at the annual rate of 1% of the average weekly value of the fund's total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage).

                                                                      APPENDIX C

-------------------------------------------------------------------------------------------------
                     Annual Advisory Fee Rate                     Gross Fund
                       (as a percentage of     Gross Advisory   Accounting Fees
                        average daily net       Fees Payable      Payable for
                          assets of such       for Fiscal Year   Fiscal Year
                        Series or Fund, as     Ended October    Ended October
Series or Fund             applicable)            31, 2000        31, 2000(2)         Total
-------------------------------------------------------------------------------------------------
Credit Suisse          .75 of 1% of the         $1,338,293        $88,090           $1,426,383
Warburg Pincus Blue    first $100,000,000;
Chip Fund (a series    .50 of 1% of the
of the Credit          balance
Suisse Warburg
Pincus Capital
Funds)
-------------------------------------------------------------------------------------------------
Credit Suisse          .75 of 1% of the         1,442,618         101,429           1,544,047
Warburg Pincus         first $75,000,000;
Value Fund (a          .50 of 1% of the
series of the          balance
Credit Suisse
Warburg Pincus
Capital Funds)
-------------------------------------------------------------------------------------------------
Credit Suisse          .875 of 1% of the        1,622,703           84,946          1,707,649
Warburg Pincus         first $100,000,000;
Small Company Value    .75 of 1% of the
Fund (a series of      next $100,000,000;
the Credit Suisse      .625 of 1% of the
Warburg Pincus         balance
Capital Funds)
-------------------------------------------------------------------------------------------------
Credit Suisse          .875 of 1% of the         208,699           56,527            265,226
Warburg Pincus         first $500,000,000;
Technology Fund (a     .75 of 1% of the
series of the          next $500,000,000;
Credit Suisse          .625 of 1% of the
Warburg Pincus         balance (4)
Select Funds)
-------------------------------------------------------------------------------------------------
Credit Suisse          1.25 of 1% of the         809,279           66,330            875,609
Warburg Pincus         first $100,000,000;
International          1.15 of 1% of the
Equity II Fund (a      next 100,000,000;
series of the          1% of the balance
Credit Suisse          (4)(5)
Warburg Pincus
Opportunity Funds)
-------------------------------------------------------------------------------------------------
Credit Suisse          .70 of 1% of the           98,962           52,474            151,436
Warburg Pincus High    first $500,000,000;
Income Fund (a         .625 of 1% of the
series of the          balance (4)
Credit Suisse
Warburg Pincus
Opportunity Funds)
-------------------------------------------------------------------------------------------------
Credit Suisse          .40 of 1% of the          256,602           31,226            287,828
Warburg Pincus US      first
Government Money       $1,000,000,000; .35
Fund (a series of      of 1% of the
the Credit Suisse      balance (4)
Warburg Pincus
Opportunity Funds)
-------------------------------------------------------------------------------------------------
Credit Suisse          .40 of 1% of the          223,580           29,782            253,362
Warburg Pincus         first
Municipal Money        $1,000,000,000; .35
Fund (a series of      of 1% of the
the Credit Suisse      balance (4)
Warburg Pincus
Opportunity Funds)
-------------------------------------------------------------------------------------------------
DLJ High Yield Bond    1% (6)                   4,970,092         116,801 (7)       5,086,893
Fund
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           Gross Fees Payable if New Investment
                          Advisory Agreement and Co-Administration
                               Agreements were in effect (1)                Increase or Decrease
                       ----------------------------------------------      to Gross Expense Ratio
                        Advisory Fee     Co-Administration      Total    (as a percentage of average  Percentage Change in
Series or Fund                                Fees(3)                         daily net assets)            Fees(1)
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse            $1,338,293          $380,903         $1,719,196           +.13%                   +21%
Warburg Pincus Blue
Chip Fund (a series
of the Credit
Suisse Warburg
Pincus Capital
Funds)
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse            1,442,618           439,291          1,881,909            +.13%                   +22%
Warburg Pincus
Value Fund (a
series of the
Credit Suisse
Warburg Pincus
Capital Funds)
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse            1,622,703           349,464          1,972,167            +.13%                   +15%
Warburg Pincus
Small Company Value
Fund (a series of
the Credit Suisse
Warburg Pincus
Capital Funds)
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse             208,699             41,740           250,439             -.06%                    -6%
Warburg Pincus
Technology Fund (a
series of the
Credit Suisse
Warburg Pincus
Select Funds)
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse             647,423            116,536          763,959              -.17%                   -13%
Warburg Pincus
International
Equity II Fund (a
series of the
Credit Suisse
Warburg Pincus
Opportunity Funds)
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse              98,962             24,034           122,996             -.20%                   -19%
Warburg Pincus High
Income Fund (a
series of the
Credit Suisse
Warburg Pincus
Opportunity Funds)
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse             256,602            109,056           365,658             +.12%                   +27%
Warburg Pincus US
Government Money
Fund (a series of
the Credit Suisse
Warburg Pincus
Opportunity Funds)
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse             223,580             95,022           318,602             +.12%                   +26%
Warburg Pincus
Municipal Money
Fund (a series of
the Credit Suisse
Warburg Pincus
Opportunity Funds)
----------------------------------------------------------------------------------------------------------------------------
DLJ High Yield Bond      4,970,092           116,801(7)       5,086,893              0%                      0%
Fund
----------------------------------------------------------------------------------------------------------------------------


(1) Gross fees do not reflect CSAM's agreement to limit average annual expenses of each Series for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annual operating expense ratio of each Series during that time as a result of the retention of new co-administrators.

(2) Gross Fund Accounting Fees reflect annual fees payable for each class of shares currently offered by each Series.

(3) Costs of accounting services are included in the Co-Administration Agreement with PFPC.

(4) The Interim and Previous Investment Advisory Agreements permit the investment adviser to seek reimbursement from each Fund with respect to the Series for administrative services.

(5) On November 1, 2000, in connection with the termination of AXA Investment as sub-adviser to the Series, the investment advisory fee was reduced to 1%.

(6) The fee is computed at the annual rate of 1% of the average weekly value of the fund's total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage).

(7) The DLJ High Yield Bond Fund will continue its current administrative and accounting arrangements.

                                                                      Appendix D

                          CERTAIN INFORMATION ABOUT THE
               PREVIOUS AND INTERIM INVESTMENT ADVISORY AGREEMENT


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate      Percentage of
                              Annual Fee                                                          Amount of        Aggregate
                                (as a                            Date of                         Commissions       Brokerage
                            percentage of                      Approval of                         Paid to        Commissions
                            average daily       Date of         Previous                         Affiliated         Paid to
                            net assets of       Previous       Investment      Fee Paid for      Brokers for      Affiliated
                            such Series or     Investment       Advisory        Year Ended       Year Ended       Brokers for
                               Fund, as         Advisory      Agreement by      October 31,      October 31,      Year Ended
     Series or Fund          applicable)       Agreement      Shareholders         2000             2000(1)     October 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg      .75 of 1% of      June 16, 1993    June 15, 1992     $1,338,293         $7,099            5.9%
Pincus Blue Chip Fund      the first
(a series of the Credit    $100,000,000;
Suisse Warburg Pincus      .50 of 1% of
Capital Funds)             the balance
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg      .75 of 1% of      June 16, 1993    June 15, 1992      1,442,618         48,557            10.6
Pincus Value Fund (a       the first
series of the Credit       $75,000,000;
Suisse Warburg Pincus      .50 of 1% of
Capital Funds)             the balance
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg      .875 of 1% of     June 16, 1993    June 15, 1992      1,622,703          4,108             1.4
Pincus Small Company       the first
Value Fund (a series       $100,000,000;
of the Credit Suisse       .75 of 1% of
Warburg Pincus Capital     the next
Funds)                     $100,000,000;
                           .625 of 1%
                           of the balance
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg      .875 of 1% of     July 15, 1999    November 17,        208,699             0                0
Pincus Technology Fund     the first                              1999
(a series of the Credit    $500,000,000;
Suisse Warburg Pincus      .750 of 1% of
Select Funds)              the next
                           $500,000,000;
                           .625 of 1%
                           of the balance
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg      1.25% of the       September 1,   August 23, 1995      809,279             0                0
Pincus International       first                  1995
Equity II Fund (a series   $100,000,000;
of the Credit Suisse       1.15% of the
Warburg Pincus             next
Opportunity Funds)         $100,000,000;
                           1% of the
                           balance(2)
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg      .70 of 1% of       February 23,    February 22,        98,962            1,563             100
Pincus High Income Fund    the first              1999            1999
(a series of the Credit    $500,000,000;
Suisse Warburg Pincus      .625 of 1% of
Opportunity Funds)         the balance
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg      .40 of 1% of       October 22,      January 24,        256,602             0                0
Pincus US Government       the first              1996            1997
Money Fund (a series       $1,000,000,000;
of the Credit Suisse       .35 of 1% of
Warburg Pincus             the balance
Opportunity Funds)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate      Percentage of
                              Annual Fee                                                          Amount of        Aggregate
                                (as a                            Date of                         Commissions       Brokerage
                            percentage of                      Approval of                         Paid to        Commissions
                            average daily       Date of         Previous                         Affiliated         Paid to
                            net assets of       Previous       Investment      Fee Paid for      Brokers for      Affiliated
                            such Series or     Investment       Advisory        Year Ended       Year Ended       Brokers for
                               Fund, as         Advisory      Agreement by      October 31,      October 31,      Year Ended
     Series or Fund          applicable)       Agreement      Shareholders         2000             2000        October 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg      .40 of 1% of       October 22,      January 24,        223,580             0                0
Pincus Municipal Money     the first              1996            1997
Fund (a series of the      $1,000,000,000;
Credit Suisse Warburg      .35 of 1% of
Pincus Opportunity Funds)  the balance
--------------------------------------------------------------------------------------------------------------------------------
DLJ High Yield Bond Fund   1%(3)             July 27, 1998    July 16, 1998      4,970,092         37,700             100
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) Commissions to affiliated brokers were paid to Donaldson, Lufkin & Jenrette Securities Corporation and Autranet, Inc., both affiliated because of their common control with the Funds' previous investment adviser, DLJAM.

----------
(2) On November 1, 2000, this fee was reduced to 1% and the fee paid for the year ended October 31, 2000 would have been $647,423 under the new fee rate.

----------
(3) The fee for the DLJ High Yield Bond Fund is computed at the annual rate of 1% of the average weekly value of the fund's total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage).

                                                                      Appendix E

                              AGREEMENTS BY CSAM TO
                  CAP FUND EXPENSES THROUGH OCTOBER 31, 2001 OR
                                OCTOBER 31, 2002

--------------------------------------------------------------------------------
                                         Maximum Average Annual Expenses (as a
                                            percentage of average daily net
                Series                                  assets)
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus High                    Class A 1.10%
Income Fund                                          Class B 1.85%
(October 31, 2001)                                   Class C 1.85%
                                                     Class D 0.85%
                                                   Common Class 1.10%
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus                        Class A  2.15%
International Equity II Fund                        Class B  2.90%
(October 31, 2001)                                  Class C  2.90%
                                                    Class D  1.90%
                                                   Common Class 2.15%
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus Municipal                   0.90%
Money Fund
(October 31, 2001)
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus U.S.                        0.90%
Government Money Fund
(October 31, 2001)
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus                         Class A 1.39%
Technology Fund                                      Class B 2.14%
(October 31, 2002)                                   Class C 2.14%
                                                     Class D 1.14%
                                                   Common Class 1.39%
--------------------------------------------------------------------------------

                                                                      Appendix F

Credit Suisse Warburg Pincus Blue Chip Fund

The following tables describe the fees and expenses (before reimbursements and/or waivers) that you may pay if you buy and hold shares of the Series listed above. The first table describes fees and expenses under the Previous Investment Advisory Agreement and related service arrangements. Series Pro Forma describes fees and expenses under the New Investment Advisory Agreement and the new Co-Administration Agreements.

                                    Annual Fund Operating Expenses
                                   (Expenses that are Deducted from
                                        Series Assets -- Before
                                     Reimbursements and/or Waivers)*
                      -------------------------------------------------------------
                                Previous Investment Advisory Agreement
                      -------------------------------------------------------------
                          Class A      Class B    Class C     Class D  Common Class
                      -------------------------------------------------------------
Management Fee            0.61%        0.61%      0.61%       0.61%        0.61%
Distribution (12b-1)
  and Service Fees        0.25%        1.00%      1.00%       0.00%        0.25%
Other Expenses            0.24%        0.24%      0.24%       0.24%        0.24%
                      -------------------------------------------------------------
  Total Annual
Operating Expenses        1.10%        1.85%      1.85%       0.85%        1.10%
                      =============================================================

                      -------------------------------------------------------------
                                          Series Pro Forma
                      -------------------------------------------------------------
                          Class A      Class B    Class C     Class D  Common Class
                      -------------------------------------------------------------
Management Fee             0.61%        0.61%     0.61%       0.61%        0.61%
Distribution (12b-1)
  and Service Fees         0.25%        1.00%     1.00%       0.00%        0.25%
Other Expenses             0.37%        0.37%     0.37%       0.37%        0.37%
                      -------------------------------------------------------------
  Total Annual
Operating Expenses         1.23%        1.98%     1.98%       0.98%        1.23%
                      =============================================================

These Examples are intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The first examples describe costs under the Previous Investment Advisory Agreement and related service agreements. Series Pro Forma examples describe costs under the New Investment Advisory Agreement and new Co-Administration Agreements.

The Examples assume that you invest $10,000 in the Series for the time period indicated and the Series returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           Examples**
                   -------------------------------------------------------------
                               Previous Investment Advisory Agreement
                          Assuming Reinvestment of all Dividends and Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year          $  681       $  588       $  288       $   87       $  112
After 3 years         $  905       $  782       $  582       $  271       $  350
After 5 years         $1,146       $1,001       $1,001       $  471       $  606
After 10 years        $1,838       $1,973       $2,169       $1,049       $1,340

                   -------------------------------------------------------------
                                        Series Pro Forma
                       Assuming Reinvestment of all Dividends and Redemption
                                         at End of Period
                   -------------------------------------------------------------
After 1 year          $  693       $  601       $  301       $  100       $  125
After 3 years         $  943       $  821       $  621       $  312       $  390
After 5 years         $1,212       $1,068       $1,068       $  542       $  676
After 10 years        $1,978       $2,113       $2,306       $1,201       $1,489

                   -------------------------------------------------------------
                               Previous Investment Advisory Agreement
                      Assuming Reinvestment of all Dividends and No Redemption
                                       at End of Period
                   -------------------------------------------------------------
After 1 year             n/a       $  188       $  188          n/a          n/a
After 3 years            n/a       $  582       $  582          n/a          n/a
After 5 years            n/a       $1,001       $1,001          n/a          n/a
After 10 years           n/a       $1,973       $2,169          n/a          n/a

                   -------------------------------------------------------------
                                        Series Pro Forma
                      Assuming Reinvestment of all Dividends and No Redemption
                                       at End of Period
                   -------------------------------------------------------------
After 1 year             n/a       $  201       $  201          n/a          n/a
After 3 years            n/a       $  621       $  621          n/a          n/a
After 5 years            n/a       $1,068       $1,068          n/a          n/a
After 10 years           n/a       $2,113       $2,306          n/a          n/a

* Annual operating expenses of the Series before reimbursements and/or waivers do not reflect CSAM's agreement to limit average annual fund operating expenses of the Series for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized fund operating expense ratio of the Series during that period as a result of the retention of new co-administrators.

** Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchases. Purchases of Class A shares of less than $1,000,000, Class D shares and Common Class shares are not subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

Credit Suisse Warburg Pincus Value Fund

The following tables describe the fees and expenses (before reimbursements and/or waivers) that you may pay if you buy and hold shares of the Series listed above. The first table describes fees and expenses under the Previous Investment Advisory Agreement and related service arrangements. Series Pro Forma describes fees and expenses under the New Investment Advisory Agreement and the new Co-Administration Agreements.

                                    Annual Fund Operating Expenses
                                   (Expenses that are Deducted from
                                        Series Assets -- Before
                                     Reimbursements and/or Waivers)*
                      -------------------------------------------------------------
                                Previous Investment Advisory Agreement
                      -------------------------------------------------------------
                          Class A      Class B    Class C     Class D  Common Class
                      -------------------------------------------------------------
Management Fee             0.58%        0.58%       0.58%       0.58%       0.58%
Distribution (12b-1)
  and Service Fees         0.25%        1.00%       1.00%       0.00%       0.25%
Other Expenses             0.22%        0.22%       0.22%       0.22%       0.22%
                      -------------------------------------------------------------
Total Annual
Operating Expenses         1.05%        1.80%       1.80%       0.80%       1.05%
                      =============================================================

                      -------------------------------------------------------------
                                          Series Pro Forma
                      -------------------------------------------------------------
                          Class A      Class B    Class C     Class D  Common Class
                      -------------------------------------------------------------
Management Fee             0.58%        0.58%      0.58%        0.58%       0.58%
Distribution (12b-1)
  and Service Fees         0.25%        1.00%      1.00%        0.00%       0.25%
Other Expenses             0.35%        0.35%      0.35%        0.35%       0.35%
                      -------------------------------------------------------------
Total Annual
Operating Expenses         1.18%        1.93%      1.93%        0.93%       1.18%
                   =============================================================

These Examples are intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The first examples describe costs under the Previous Investment Advisory Agreement and related service agreements. Series Pro Forma examples describe costs under the New Investment Advisory Agreement and new Co-Administration Agreements.

The Examples assume that you invest $10,000 in the Series for the time period indicated and the Series returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         Examples**
                   -------------------------------------------------------------
                               Previous Investment Advisory Agreement
                          Assuming Reinvestment of all Dividends and Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year          $  676       $  583       $  283       $   82       $  107
After 3 years         $  890       $  766       $  566       $  255       $  334
After 5 years         $1,121       $  975       $  975       $  444       $  579
After 10 years        $1,784       $1,919       $2,116       $  990       $1,283

                  -------------------------------------------------------------
                                        Series Pro Forma
                       Assuming Reinvestment of all Dividends and Redemption
                                         at End of Period
                   -------------------------------------------------------------
After 1 year          $  688       $  596       $  296       $   95       $  120
After 3 years         $  928       $  806       $  606       $  296       $  375
After 5 years         $1,187       $1,042       $1,042       $  515       $  649
After 10 years        $1,924       $2,059       $2,254       $1,143       $1,432

                   -------------------------------------------------------------
                               Previous Investment Advisory Agreement
                      Assuming Reinvestment of all Dividends and No Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year             n/a       $  183       $  183          n/a          n/a
After 3 years            n/a       $  566       $  566          n/a          n/a
After 5 years            n/a       $  975       $  975          n/a          n/a
After 10 years           n/a       $1,919       $2,116          n/a          n/a

                   -------------------------------------------------------------
                                        Series Pro Forma
                      Assuming Reinvestment of all Dividends and No Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year             n/a       $  196       $  196          n/a          n/a
After 3 years            n/a       $  606       $  606          n/a          n/a
After 5 years            n/a       $1,042       $1,042          n/a          n/a
After 10 years           n/a       $2,059       $2,254          n/a          n/a

* Annual operating expenses of the Series before reimbursements and/or waivers do not reflect CSAM's agreement to limit average annual fund operating expenses of the Series for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized fund operating expense ratio of the Series during that period as a result of the retention of new co-administrators.

** Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchases. Purchases of Class A shares of less than $1,000,000, Class D shares and Common Class shares are not subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

Credit Suisse Warburg Pincus Small Company Value Fund

The following tables describe the fees and expenses (before reimbursements and/or waivers) that you may pay if you buy and hold shares of the Series listed above. The first table describes fees and expenses under the Previous Investment Advisory Agreement and related service arrangements. Series Pro Forma describes fees and expenses under the New Investment Advisory Agreement and the New Co-Administration Agreement.

                                 Annual Fund Operating Expenses
                                (Expenses that are Deducted from
                                     Series Assets -- Before
                                  Reimbursements and/or Waivers)*
                      ---------------------------------------------------
                            Previous Investment Advisory Agreement
                      ---------------------------------------------------
                          Class A      Class B    Class C    Common Class
                      ---------------------------------------------------
Management Fee            0.81%        0.81%       0.81%         0.81%
Distribution (12b-1)
  and Service Fees        0.25%        1.00%       1.00%         0.25%
Other Expenses            0.29%        0.29%       0.29%         0.29%
                      ---------------------------------------------------
Total Annual
Operating Expenses        1.35%        2.10%       2.10%         1.35%
                      ===================================================

                      ---------------------------------------------------
                                       Series Pro Forma
                      ---------------------------------------------------
                          Class A      Class B    Class C    Common Class
                      ---------------------------------------------------
Management Fee            0.81%        0.81%      0.81%          0.81%
Distribution (12b-1)
  and Service Fees        0.25%        1.00%      1.00%          0.25%
Other Expenses            0.42%        0.42%      0.42%          0.42%
                      ---------------------------------------------------
Total Annual
Operating Expenses        1.48%        2.23%      2.23%          1.48%
                      ===================================================

These Examples are intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The first examples describe costs under the Previous Investment Advisory Agreement and related service agreements. Series Pro Forma examples describe costs under the New Investment Advisory Agreement and new Co-Administration Agreements.

The Examples assume that you invest $10,000 in the Series for the time period indicated and the Series returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         Examples**
                   -------------------------------------------------------
                          Previous Investment Advisory Agreement
                     Assuming Reinvestment of all Dividends and Redemption
                                   at End of Period
                   -------------------------------------------------------
After 1 year          $  705       $  613       $  313         $  137
After 3 years         $  978       $  858       $  658         $  428
After 5 years         $1,272       $1,129       $1,129         $  739
After 10 years        $2,105       $2,431       $2,431         $1,624

                   -----------------------------------------------------
                                    Series Pro Forma
                   Assuming Reinvestment of all Dividends and Redemption
                                     at End of Period
                   -----------------------------------------------------
After 1 year         $  717       $  626       $  326           $  151
After 3 years        $1,016       $  897       $  697           $  468
After 5 years        $1,336       $1,195       $1,195           $  808
After 10 years       $2,242       $2,376       $2,565           $1,768

                   ---------------------------------------------------------
                            Previous Investment Advisory Agreement
                   Assuming Reinvestment of all Dividends and No Redemption
                                     at End of Period
                   --------------------------------------------------------
After 1 year            n/a       $  213       $  213          n/a
After 3 years           n/a       $  658       $  658          n/a
After 5 years           n/a       $1,129       $1,129          n/a
After 10 years          n/a       $2,240       $2,431          n/a

                   ---------------------------------------------------------
                                     Series Pro Forma
                   Assuming Reinvestment of all Dividends and No Redemption
                                     at End of Period
                   ---------------------------------------------------------
After 1 year            n/a       $  226       $  226           n/a
After 3 years           n/a       $  697       $  697           n/a
After 5 years           n/a       $1,195       $1,195           n/a
After 10 years          n/a       $2,376       $2,565           n/a

* Annual operating expenses of the Series before reimbursements and/or waivers do not reflect CSAM's agreement to limit average annual fund operating expenses of the Series for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized fund operating expense ratio of the Series during that period as a result of the retention of new co-administrators.

** Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchases. Purchases of Class A shares of less than $1,000,000, Class D shares and Common Class shares are not subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

Credit Suisse Warburg Pincus Technology Fund

The following tables describe the fees and expenses (before reimbursements and/or waivers) that you may pay if you buy and hold shares of the Series listed above. The first table describes fees and expenses under the Previous Investment Advisory Agreement and related service arrangements. Series Pro Forma describes fees and expenses under the New Investment Advisory Agreement and the new Co-Administration Agreements.

                                    Annual Fund Operating Expenses
                                   (Expenses that are Deducted from
                                        Series Assets -- Before
                                     Reimbursements and/or Waivers)*
                      -------------------------------------------------------------
                                Previous Investment Advisory Agreement
                      -------------------------------------------------------------
                          Class A      Class B    Class C     Class D  Common Class
                      -------------------------------------------------------------
Management Fee            0.88%        0.88%       0.88%        0.88%       0.88%
Distribution (12b-1)
  and Service Fees        0.25%        1.00%       1.00%        0.00%       0.25%
Other Expenses            1.09%        1.09%       1.09%        1.09%       1.09%
                      -------------------------------------------------------------
Total Annual
Operating Expenses        2.22%        2.97%       2.97%        1.97%       2.22%
                      =============================================================

                      -------------------------------------------------------------
                                          Series Pro Forma
                      -------------------------------------------------------------
                          Class A      Class B    Class C     Class D  Common Class
                      -------------------------------------------------------------
Management Fee             0.88%        0.88%      0.88%        0.88%       0.88%
Distribution (12b-1)
  and Service Fees         0.25%        1.00%      1.00%        0.00%       0.25%
Other Expenses             1.03%        1.03%      1.03%        1.03%       1.03%
                       ------------------------------------------------------------
Total Annual
Operating Expenses         2.16%        2.91%      2.91%        1.91%       2.16%
                      =============================================================

These Examples are intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The first examples describe costs under the Previous Investment Advisory Agreement and related service agreements. Series Pro Forma examples describe costs under the New Investment Advisory Agreement and new Co-Administration Agreements.

The Examples assume that you invest $10,000 in the Series for the time period indicated and the Series returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          Examples**
                   -------------------------------------------------------------
                               Previous Investment Advisory Agreement
                          Assuming Reinvestment of all Dividends and Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year        $  787       $  700       $  400       $  200       $  225
After 3 years       $1,229       $1,118       $  918       $  618       $  694
After 5 years       $1,696       $1,562       $1,562       $1,062       $1,190
After 10 years      $2,982       $3,110       $3,290       $2,296       $2,554

                      -------------------------------------------------------------
                                              Series Pro Forma
                              Assuming Reinvestment of all Dividends and Redemption
                                              at End of Period
                      -------------------------------------------------------------
After 1 year             $  781       $  694       $  394       $  194       $  219
After 3 years            $1,212       $1,101       $  901       $  600       $  676
After 5 Years            $1,668       $1,533       $1,533       $1,032       $1,159
                      -------------------------------------------------------------
After 10 Years           $2,925       $3,052       $3,233       $2,233       $2,493
                      =============================================================

                   -------------------------------------------------------------
                                Previous Investment Advisory Agreement
                      Assuming Reinvestment of all Dividends and No Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year           n/a       $  300       $  300          n/a          n/a
After 3 years          n/a       $  918       $  918          n/a          n/a
After 5 years          n/a       $1,562       $1,562          n/a          n/a
After 10 years         n/a       $3,110       $3,290          n/a          n/a

                   -------------------------------------------------------------
                                        Series Pro Forma
                       Assuming Reinvestment of all Dividends and No Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year           n/a       $  294       $  294          n/a          n/a
After 3 years          n/a       $  901       $  901          n/a          n/a
After 5 years          n/a       $1,533       $1,533          n/a          n/a
After 10 years         n/a       $3,052       $3,233          n/a          n/a

* Annual operating expenses of the Series before reimbursements and/or waivers do not reflect CSAM's agreement to assume DLJAM's undertaking to limit average annual operating expenses until October 31, 2002 and CSAM's agreement to limit average annual fund operating expenses of the Series for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized fund operating expense ratio of the Series during that period as a result of the retention of new co-administrators.

** Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchases. Purchases of Class A shares of less than $1,000,000, Class D shares and Common Class shares are not subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

Credit Suisse Warburg Pincus International Equity II Fund

The following tables describe the fees and expenses (before reimbursements and/or waivers) that you may pay if you buy and hold shares of the Series listed above. The first table describes fees and expenses under the Previous Investment Advisory Agreement and related service arrangements. Series Pro Forma describes fees and expenses under the New Investment Advisory Agreement and the new Co-Administration Agreements.

                                    Annual Fund Operating Expenses
                                   (Expenses that are Deducted from
                                        Series Assets -- Before
                                     Reimbursements and/or Waivers)*
                      -------------------------------------------------------------
                                Previous Investment Advisory Agreement
                      -------------------------------------------------------------
                          Class A      Class B    Class C     Class D  Common Class
                      -------------------------------------------------------------
Management Fee           1.25%        1.25%        1.25%        1.25%       1.25%
Distribution (12b-1)
  and Service Fees       0.25%        1.00%        1.00%        0.00%       0.25%
Other Expenses           0.53%        0.53%        0.53%        0.53%       0.53%
                      -------------------------------------------------------------
Total Annual
Operating Expenses       2.03%        2.78%        2.78%        1.78%       2.03%
                      =============================================================

                      -------------------------------------------------------------
                                          Series Pro Forma
                      -------------------------------------------------------------
                          Class A      Class B    Class C     Class D  Common Class
                      -------------------------------------------------------------
Management Fee             1.00%        1.00%      1.00%        1.00%       1.00%
Distribution (12b-1)
  and Service Fees         0.25%        1.00%      1.00%        0.00%       0.25%
Other Expenses             0.61%        0.61%      0.61%        0.61%       0.61%
                      -------------------------------------------------------------
Total Annual
Operating Expenses         1.86%        2.61%      2.61%        1.61%       1.86%
                      =============================================================

These Examples are intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The first examples describe costs under the Previous Investment Advisory Agreement and related service agreements. Series Pro Forma examples describe costs under the New Investment Advisory Agreement and new Co-Administration Agreements.

The Examples assume that you invest $10,000 in the Series for the time period indicated and the Series returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            Examples**
                   -------------------------------------------------------------
                               Previous Investment Advisory Agreement
                          Assuming Reinvestment of all Dividends and Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year          $  769       $  681       $  381       $  181       $  206
After 3 years         $1,175       $1,062       $  862       $  560       $  637
After 5 years         $1,605       $1,469       $1,469       $  964       $1,093
After 10 years        $2,798       $2,926       $3,109       $2,095       $2,358

                    ------------------------------------------------------------
                                         Series Pro Forma
                        Assuming Reinvestment of all Dividends and Redemption
                                         at End of Period
                    ------------------------------------------------------------
After 1 year          $  753       $  664       $  364       $  164       $  189
After 3 years         $1,126       $1,011       $  811       $  508       $  585
After 5 years         $1,523       $1,385       $1,385       $  876       $1,006
After 10 years        $2,629       $2,759       $2,944       $1,911       $2,180
                    ============================================================

                   -------------------------------------------------------------
                                Previous Investment Advisory Agreement
                      Assuming Reinvestment of all Dividends and No Redemption
                                          End of Period
                   -------------------------------------------------------------
After 1 year             n/a       $  281       $  281          n/a          n/a
After 3 years            n/a       $  862       $  862          n/a          n/a
After 5 years            n/a       $1,469       $1,469          n/a          n/a
After 10 years           n/a       $2,926       $3,109          n/a          n/a

                   -------------------------------------------------------------
                                        Series Pro Forma
                       Assuming Reinvestment of all Dividends and No Redemption
                                         End of Period
                   -------------------------------------------------------------
After 1 year             n/a       $  264       $  264          n/a          n/a
After 3 years            n/a       $  811       $  811          n/a          n/a
After 5 years            n/a       $1,385       $1,385          n/a          n/a
After 10 years           n/a       $2,759       $2,944          n/a          n/a

* Annual operating expenses of the Series before reimbursements and/or waivers do not reflect CSAM's agreement to assume DLJAM's undertaking to limit average annual operating expenses until October 31, 2001 and CSAM's agreement to limit average annual fund operating expenses of the Series for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized fund operating expense ratio of the Series during that period as a result of the retention of new co-administrators.

** Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchases. Purchases of Class A shares of less than $1,000,000, Class D shares and Common Class shares are not subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

Credit Suisse Warburg Pincus High Income Fund

The following tables describe the fees and expenses (before reimbursements and/or waivers) that you may pay if you buy and hold shares of the Series listed above. The first table describes fees and expenses under the Previous Investment Advisory Agreement and related service arrangements. Series Pro Forma describes fees and expenses under the New Investment Advisory Agreement and the new Co-Administration Agreements.

                                     Annual Fund Operating Expenses
                                    (Expenses that are Deducted from
                                         Series Assets -- Before
                                     Reimbursements and/or Waivers)*
                      -------------------------------------------------------------
                                 Previous Investment Advisory Agreement
                      -------------------------------------------------------------
                        Class A      Class B      Class C    Class D   Common Class
                      -------------------------------------------------------------
Management Fee           0.70%        0.70%        0.70%     0.70%       0.70%
Distribution (12b-1)
  and Service Fees       0.25%        1.00%        1.00%     0.00%       0.25%
Other Expenses           1.73%        1.73%        1.73%     1.73%       1.73%
                      -------------------------------------------------------------
Total Annual
Operating Expenses       2.68%        3.43%        3.43%     2.43%       2.68%
                      =============================================================

                      -------------------------------------------------------------
                                            Series Pro Forma
                      -------------------------------------------------------------
                        Class A      Class B      Class C    Class D   Common Class
                      -------------------------------------------------------------
Management Fee           0.70%        0.70%       0.70%        0.70%     0.70%
Distribution (12b-1)
  and Service Fees       0.25%        1.00%       1.00%        0.00%     0.25%
Other Expenses           1.53%        1.53%       1.53%        1.53%     1.53%
                      -------------------------------------------------------------
Total Annual
Operating Expenses       2.48%        3.23%       3.23%        2.23%     2.48%
                      =============================================================

These Examples are intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The first examples describe costs under the Previous Investment Advisory Agreement and related service agreements. Series Pro Forma examples describe costs under the New Investment Advisory Agreement and new Co-Administration Agreements.

The Examples assume that you invest $10,000 in the Series for the time period indicated and the Series returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         Examples**
                   -------------------------------------------------------------
                               Previous Investment Advisory Agreement
                          Assuming Reinvestment of all Dividends and Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year          $  733       $  746       $  446       $  246       $  271
After 3 years         $1,268       $1,253       $1,053       $  758       $  832
After 5 years         $1,827       $1,784       $1,784       $1,296       $1,420
After 10 years        $3,344       $3,539       $3,712       $2,766       $3,012

                   -------------------------------------------------------------
                                        Series Pro Forma
                       Assuming Reinvestment of all Dividends and Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year        $  714       $  726       $  426       $  226       $  251
After 3 years       $1,211       $  995       $  995       $  697       $  773
After 5 years       $1,733       $1,688       $1,688       $1,195       $1,321
After 10 years      $3,157       $3,355       $3,531       $2,565       $2,816
                   =============================================================

                   -------------------------------------------------------------
                                Previous Investment Advisory Agreement
                      Assuming Reinvestment of all Dividends and No Redemption
                                       at End of Period
                   -------------------------------------------------------------
After 1 year             n/a       $  346       $  346          n/a          n/a
After 3 years            n/a       $1,053       $1,053          n/a          n/a
After 5 years            n/a       $1,784       $1,784          n/a          n/a
After 10 years           n/a       $3,539       $3,712          n/a          n/a

                   -------------------------------------------------------------
                                        Series Pro Forma
                       Assuming Reinvestment of all Dividends and No Redemption
                                        at End of Period
                   -------------------------------------------------------------
After 1 year             n/a       $  326       $  326          n/a          n/a
After 3 years            n/a       $  995       $1,195          n/a          n/a
After 5 years            n/a       $1,688       $1,688          n/a          n/a
After 10 years           n/a       $3,355       $3,531          n/a          n/a

* Annual operating expenses of the Series before reimbursements and/or waivers do not reflect CSAM's agreement to assume DLJAM's undertaking to limit average annual operating expenses until October 31, 2001 and CSAM's agreement to limit average annual fund operating expenses of the Series for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the annualized fund operating expense ratio of the Series during that period as a result of the retention of new co-administrators.

** Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchases. Purchases of Class A shares of less than $1,000,000, Class D shares and Common Class shares are not subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

Credit Suisse Warburg Pincus U.S. Government Money Fund and Credit Suisse Warburg Pincus Municipal Money Fund

The following tables describe the fees and expenses (before reimbursements and/or waivers) that you may pay if you buy and hold shares of the Series listed above. The first table describes fees and expenses under the Previous Investment Advisory Agreement and related service arrangements. Series Pro Forma describes fees and expenses under the New Investment Advisory Agreement and the new Co-Administration Agreements.

                            Annual Fund Operating Expenses
                           (Expenses that are Deducted from
                                Series Assets -- Before
                            Reimbursements and/or Waivers)*
                       -----------------------------------------
                         Previous Investment Advisory Agreement
                       -----------------------------------------
                            U.S. Government           Municipal
                              Money Fund             Money Fund
                       -----------------------------------------
Management Fee                     0.40%                 0.40%
Distribution (12b-1)
  and Service Fees                 0.25%                 0.25%
Other Expenses                     0.34%                 0.34%
                       -----------------------------------------
Total Annual
Operating Expenses                 0.99%                 0.99%
                             ============        ==============

                       -----------------------------------------
                                  Series Pro Forma
                       -----------------------------------------
Management Fee                     0.40%                 0.40%
Distribution (12b-1)
  and Service Fees                 0.25%                 0.25%
Other Expenses                     0.46%                 0.46%
                       -----------------------------------------
Total Annual
Operating Expenses                 1.11%                 1.11%
                             ============        ==============

These Examples are intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The first examples describe costs under the Previous Investment Advisory Agreement and related service agreements. Series Pro Forma examples describe costs under the New Investment Advisory Agreement and new Co-Administration Agreements.

The Examples assume that you invest $10,000 in the Series for the time period indicated and the Series returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       Examples**
                       -----------------------------------------
                         Previous Investment Advisory Agreement
                         Assuming Reinvestment of all Dividends
                       -----------------------------------------
After 1 year                     $   101               $   101
After 3 years                    $   315               $   315
After 5 years                    $   547               $   547
After 10 years                   $ 1,213               $ 1,213

                       -----------------------------------------
                                   Series Pro Forma
                         Assuming Reinvestment of all Dividends
                       -----------------------------------------
After 1 year                     $   113               $   113
After 3 years                    $   353               $   353
After 5 years                    $   612               $   612
After 10 years                   $ 1,352               $ 1,352

* Annual operating expenses of the Series before reimbursements and/or waivers do not reflect CSAM's agreement to assume DLJAM's undertaking to limit average annual operating expenses until October 31, 2001 and CSAM's agreement to limit average annual fund operating expenses of the Series for the two years beginning on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annualized fund operating expense ratio of the Series during that period as a result of the retention of new co-administrators.

** Shares purchased directly into either the U.S. Government Money Fund or the Municipal Money Fund will not be subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

                                                                      Appendix G

          NAME CHANGES OF THE CREDIT SUISSE WARBURG PINCUS MUTUAL FUNDS


-----------------------------------------------------------------------------------------------------------
Previous Fund or Series Name                           New Name of Fund or Series
-----------------------------------------------------------------------------------------------------------
DLJ Focus Funds                                        Credit Suisse Warburg Pincus Capital Funds
-----------------------------------------------------------------------------------------------------------
         DLJ Core Equity Fund (a series of the DLJ              Credit Suisse Warburg Pincus Blue Chip
         Focus Funds)                                           Fund
-----------------------------------------------------------------------------------------------------------
         DLJ Growth and Income Fund (a series of the            Credit Suisse Warburg Pincus Value Fund
         DLJ Focus Funds)
-----------------------------------------------------------------------------------------------------------
         DLJ Small Company Value Fund (a series of              Credit Suisse Warburg Pincus Small
         the DLJ Focus Funds)                                   Company Value Fund
-----------------------------------------------------------------------------------------------------------
DLJ Opportunity Funds                                  Credit Suisse Warburg Pincus Opportunity Funds
-----------------------------------------------------------------------------------------------------------
         DLJ International Equity Fund (a series of             Credit Suisse Warburg Pincus
         the DLJ Opportunity Funds)                             International Equity II Fund
-----------------------------------------------------------------------------------------------------------
         DLJ High Income Fund (a series of the DLJ              Credit Suisse Warburg Pincus High Income
         Opportunity Funds)                                     Fund
-----------------------------------------------------------------------------------------------------------
         DLJ U.S. Government Money Fund (a series of            Credit Suisse Warburg Pincus U.S.
         the DLJ Opportunity Funds)                             Government Money Fund
-----------------------------------------------------------------------------------------------------------
         DLJ Municipal Money Fund (a series of the              Credit Suisse Warburg Pincus Municipal
         DLJ Opportunity Funds)                                 Money Fund
-----------------------------------------------------------------------------------------------------------
DLJ Select Funds                                       Credit Suisse Warburg Pincus Select Funds
-----------------------------------------------------------------------------------------------------------
         DLJ Technology Fund (a series of the DLJ               Credit Suisse Warburg Pincus Technology
         Select Funds)                                          Fund
-----------------------------------------------------------------------------------------------------------

                                                                      Appendix H

                          CERTAIN INFORMATION ABOUT THE
                       NEW ADVISER AND CREDIT SUISSE GROUP

General

            CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally, as of December 31, 2000.

            CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

Executive Officers of CSAM

            The following chart sets forth information with respect to the name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017.

----------------------------------------------------------------------------------------------------------------------
                  Name                                    Position with CSAM and Principal Occupation
----------------------------------------------------------------------------------------------------------------------
James P. McCaughan                         Chief Executive Officer, Managing Director and Chairman of the Management
                                           Committee
----------------------------------------------------------------------------------------------------------------------
G. Moffett Cochran                         President, Managing Director and Member of the Management Committee
----------------------------------------------------------------------------------------------------------------------
Martin Jaffe                               Chief Financial Officer, Managing Director and Member of the Management
                                           Committee
----------------------------------------------------------------------------------------------------------------------
Laurence R. Smith                          Global Chief Investment Officer, Managing Director and Member of the
                                           Management Committee
----------------------------------------------------------------------------------------------------------------------
Elizabeth B. Dater                         Head of Emerging Growth Group, Managing Director and Member of the
                                           Management Committee
----------------------------------------------------------------------------------------------------------------------
Christopher F. Corapi                      Head of Equity Research, Managing Director and Member of the Management
                                           Committee
----------------------------------------------------------------------------------------------------------------------
Sheila Scott                               Managing Director and Member of the Management Committee
----------------------------------------------------------------------------------------------------------------------

Similar Funds Managed by CSAM

            The following chart sets forth information with respect to other mutual funds advised by CSAM with an investment objective similar to the investment objective of the Fund indicated.

----------------------------------------------------------------------------------------------------------
                                                                                Contractual
                                                                                Advisory Fee
                                                                Net Assets of
                                                                CSAM Managed       (as a
                                                               Similar Fund as   percentage
                                                                 of 10/31/00     of average
Credit Suisse Warburg                Similar Fund                                daily net
  Pincus Mutual Fund          Currently Managed by CSAM         (in dollars)      assets)     Fee Waiver
----------------------------------------------------------------------------------------------------------
                         Open-End Funds
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Credit Suisse Institutional U.S.         62,047,229         0.750       Yes
Pincus Blue Chip Fund    Core Equity Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Credit Suisse Institutional Fund -        3,106,285         0.750       Yes
Pincus Value Fund        Value Portfolio
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Warburg Pincus Value Fund               297,489,922         0.750        No
Pincus Value Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Warburg Pincus Trust Value Portfolio     23,482,814         0.750       Yes
Pincus Value Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Warburg Pincus High Yield Fund          107,574,751         0.700       Yes
Pincus High Income Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Credit Suisse Institutional             454,624,919         0.800        No
Pincus International     International Growth Fund
Equity II Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Credit Suisse Institutional  Fund -     355,887,385         0.800       Yes
Pincus International     International Equity Portfolio
Equity II Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Warburg Pincus International Equity     856,197,480         1.000        No
Pincus International     Fund
Equity II Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Warburg Pincus Trust International      539,625,551         1.000        No
Pincus International     Equity Portfolio
Equity II Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Warburg Pincus Small Company Value       25,353,176         1.000       Yes
Pincus Small Company     Fund
Value Fund
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                         Sub-Advised Funds
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Jefferson Pilot Value Portfolio          80,109,296         0.500        No
Pincus Value Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Variable Investor Series Trust  -        21,528,034         0.500        No
Pincus Value Fund        Growth and Income
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    CNI High Yield Bond Portfolio (1)        10,674,943         0.500        No
Pincus High Income Fund
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    SEI Variable Trust Product - High         9,995,648         0.280        No
Pincus High Income Fund  Yield Bond Portfolio
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Touchstone International Equity          12,951,018         0.850        No
Pincus International     Fund (2)
Equity II Fund
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                Contractual
                                                                                Advisory Fee
                                                                Net Assets of
                                                                CSAM Managed       (as a
                                                               Similar Fund as   percentage
                                                                 of 10/31/00     of average
Credit Suisse Warburg                Similar Fund                                daily net
  Pincus Mutual Fund          Currently Managed by CSAM         (in dollars)      assets)     Fee Waiver
----------------------------------------------------------------------------------------------------------
Credit Suisse Warburg    Touchstone International Equity          33,344,618         0.850        No
Pincus International     Fund II (2)
Equity II Fund
----------------------------------------------------------------------------------------------------------

Notes:
(1)   0.50% on the first $30 million and 0.40% on the excess.
(2) 0.85% on the first $30 million, 0.80% on the next $20 million, 0.70% on the next $20 million and 0.60% on the excess.

Brokerage Policies

            CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price and execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

            In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

            Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including CSFB, CSAMSI and affiliates of Credit Suisse. A Fund may utilize CSFB, CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            If permitted for a Fund, transactions for such Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, such Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            A Fund may participate, if and when practicable, in bidding for the purchase of securities for a Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                            DLJ HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
               By mail; phone (1-800-290-6424); fax (212-269-2796)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the DLJ High             |_|     |_|      |_|
      Yield Bond Fund permitting Credit Suisse
      Asset Management, LLC to continue as
      investment adviser.

2. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      RECORD DATE SHARES:
--------------------------------------------------------------------------------

                            DLJ HIGH YIELD BOND FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
               CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
             By mail; phone (1-800-290-6424); fax (212-269-2796); or
              online at www.warburg.com (click on the proxy button)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the Credit               |_|     |_|      |_|
      Suisse Warburg Pincus Municipal
      Money Fund permitting Credit Suisse
      Asset Management, LLC to continue as
      investment adviser.

2.    To elect seven Trustees of the Credit Suisse Warburg Pincus Opportunity
      Funds.

                                                        For All   With-  For All
      (01) Richard H. Francis (05) James G. Pasman      Nominees  hold   Except
      (02) Jack W. Fritz      (06) William W. Priest      |_|     |_|      |_|
      (03) Jeffrey E. Garten  (07) Steven N. Rappaport
      (04) Peter F. Krogh

      Instructions: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted For the remaining nominee(s).

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as trustee if any of the above nominees are unable to serve.

      RECORD DATE SHARES:

                CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Series and/or Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
             CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
             By mail; phone (1-800-290-6424); fax (212-269-2796); or
              online at www.warburg.com (click on the proxy button)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the Credit               |_|     |_|      |_|
      Suisse Warburg Pincus U.S. Government
      Money Fund permitting Credit Suisse
      Asset Management, LLC to continue as
      investment adviser.

2.    To elect seven Trustees of the Credit Suisse Warburg Pincus Opportunity
      Funds.

                                                        For All   With-  For All
      (01) Richard H. Francis (05) James G. Pasman      Nominees  hold   Except
      (02) Jack W. Fritz      (06) William W. Priest      |_|     |_|      |_|
      (03) Jeffrey E. Garten  (07) Steven N. Rappaport
      (04) Peter F. Krogh

      Instructions: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted For the remaining nominee(s).

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as trustee if any of the above nominees are unable to serve.

      RECORD DATE SHARES:

             CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Series and/or Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                   CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
             By mail; phone (1-800-290-6424); fax (212-269-2796); or
              online at www.warburg.com (click on the proxy button)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the Credit               |_|     |_|      |_|
      Suisse Warburg Pincus Blue Chip Fund
      permitting Credit Suisse Asset Fund
      Management, LLC to continue as
      investment adviser.

2.    To elect seven Trustees of the Credit Suisse Warburg Pincus Capital
      Funds.

                                                        For All   With-  For All
      (01) Richard H. Francis (05) James G. Pasman      Nominees  hold   Except
      (02) Jack W. Fritz      (06) William W. Priest      |_|     |_|      |_|
      (03) Jeffrey E. Garten  (07) Steven N. Rappaport
      (04) Peter F. Krogh

      Instructions: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted For the remaining nominee(s).

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as trustee if any of the above nominees are unable to serve.

      RECORD DATE SHARES:

                   CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Series and/or Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
              CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
             By mail; phone (1-800-290-6424); fax (212-269-2796); or
              online at www.warburg.com (click on the proxy button)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the Credit               |_|     |_|      |_|
      Suisse Warburg Pincus Small Company
      Value Fund permitting Credit Suisse
      Asset Management, LLC to continue as
      investment adviser.

2.    To elect seven Trustees of the Credit Suisse Warburg Pincus Capital
      Funds.

                                                        For All   With-  For All
      (01) Richard H. Francis (05) James G. Pasman      Nominees  hold   Except
      (02) Jack W. Fritz      (06) William W. Priest      |_|     |_|      |_|
      (03) Jeffrey E. Garten  (07) Steven N. Rappaport
      (04) Peter F. Krogh

      Instructions: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted For the remaining nominee(s).

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as trustee if any of the above nominees are unable to serve.

      RECORD DATE SHARES:

              CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Series and/or Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
            CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
             By mail; phone (1-800-290-6424); fax (212-269-2796); or
              online at www.warburg.com (click on the proxy button)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the Credit               |_|     |_|      |_|
      Suisse Warburg Pincus International
      Equity II Fund permitting Credit Suisse
      Asset Management, LLC to continue as
      investment adviser.

2.    To elect seven Trustees of the Credit Suisse Warburg Pincus Opportunity
      Funds.

                                                        For All   With-  For All
      (01) Richard H. Francis (05) James G. Pasman      Nominees  hold   Except
      (02) Jack W. Fritz      (06) William W. Priest      |_|     |_|      |_|
      (03) Jeffrey E. Garten  (07) Steven N. Rappaport
      (04) Peter F. Krogh

      Instructions: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted For the remaining nominee(s).

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as trustee if any of the above nominees are unable to serve.

      RECORD DATE SHARES:

            CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Series and/or Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                  CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
             By mail; phone (1-800-290-6424); fax (212-269-2796); or
              online at www.warburg.com (click on the proxy button)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the Credit               |_|     |_|      |_|
      Suisse Warburg Pincus High Income
      Fund permitting Credit Suisse Asset
      Management, LLC to continue as
      investment adviser.

2.    To elect seven Trustees of the Credit Suisse Warburg Pincus Opportunity
      Funds.

                                                        For All   With-  For All
      (01) Richard H. Francis (05) James G. Pasman      Nominees  hold   Except
      (02) Jack W. Fritz      (06) William W. Priest      |_|     |_|      |_|
      (03) Jeffrey E. Garten  (07) Steven N. Rappaport
      (04) Peter F. Krogh

      Instructions: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted For the remaining nominee(s).

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as trustee if any of the above nominees are unable to serve.

      RECORD DATE SHARES:

                  CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Series and/or Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                     CREDIT SUISSE WARBURG PINCUS VALUE FUND
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
             By mail; phone (1-800-290-6424); fax (212-269-2796); or
              online at www.warburg.com (click on the proxy button)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the Credit               |_|     |_|      |_|
      Suisse Warburg Pincus Value Fund
      permitting Credit Suisse Asset
      Management, LLC to continue as
      investment adviser.

2.    To elect seven Trustees of the Credit Suisse Warburg Pincus Capital
      Funds.

                                                        For All   With-  For All
      (01) Richard H. Francis (05) James G. Pasman      Nominees  hold   Except
      (02) Jack W. Fritz      (06) William W. Priest      |_|     |_|      |_|
      (03) Jeffrey E. Garten  (07) Steven N. Rappaport
      (04) Peter F. Krogh

      Instructions: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted For the remaining nominee(s).

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as trustee if any of the above nominees are unable to serve.

      RECORD DATE SHARES:

                     CREDIT SUISSE WARBURG PINCUS VALUE FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Series and/or Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                  CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                              VOTE THIS CARD TODAY
             By mail; phone (1-800-290-6424); fax (212-269-2796); or
              online at www.warburg.com (click on the proxy button)

                                                                 ---------------
      Please be sure to sign and date this Proxy.                     Date
--------------------------------------------------------------------------------



------Shareholder sign here----------------------Co-owner sign here (if any)----
--------------------------------------------------------------------------------

1.    To approve a new investment advisory                For   Against  Abstain
      agreement as it relates to the Credit               |_|     |_|      |_|
      Suisse Warburg Pincus Technology
      Fund permitting Credit Suisse Asset
      Management, LLC to continue as
      investment adviser.

2.    To elect seven Trustees of the Credit Suisse Warburg Pincus Select
      Funds.

                                                        For All   With-  For All
      (01) Richard H. Francis (05) James G. Pasman      Nominees  hold   Except
      (02) Jack W. Fritz      (06) William W. Priest      |_|     |_|      |_|
      (03) Jeffrey E. Garten  (07) Steven N. Rappaport
      (04) Peter F. Krogh

      Instructions: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted For the remaining nominee(s).

3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof, and for the election of a person to serve as trustee if any of the above nominees are unable to serve.

      RECORD DATE SHARES:

                  CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of
(i) the Credit Suisse Warburg Pincus Opportunity Funds with respect to its following series: the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund, the Credit Suisse Warburg Pincus International Equity II Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund; (ii) the Credit Suisse Warburg Pincus Capital Funds with respect to its following series: the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund; (iii) Credit Suisse Warburg Pincus Select Funds with respect to its Credit Suisse Warburg Pincus Technology Fund series; and (iv) the DLJ High Yield Bond Fund, will be held on March 23, 2001, at 11:00 a.m. (Credit Suisse Warburg Pincus Opportunity Funds), 11:30 a.m. (Credit Suisse Warburg Pincus Capital Funds), 12:00 p.m. (Credit Suisse Warburg Pincus Select Funds) and 12:30 p.m. (DLJ High Yield Bond Fund), at 466 Lexington Avenue, 16th Floor, New York, New York 10017. Each of the series listed above is referred to as a "Series" and collectively as the "Series" and each of the Credit Suisse Warburg Pincus Opportunity Funds, the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Select Funds and the DLJ High Yield Bond Fund is referred to as a "Fund" and collectively as the "Funds."

I hereby appoint Brian Kammerer and Jill Kopin and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Series and/or Fund as to which I am entitled to vote, as shown on the reverse side, at the Meeting and any and all adjournments thereof. I hereby revoke any and all proxies with respect to such shares previously given by me and acknowledge receipt of the February 12, 2001 Proxy Statement.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------